 EXHIBIT 10.2

ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT

This is an Assignment, Assumption and Recognition Agreement (the “Agreement”) made as of the 30th day of October, 2012, among Redwood Residential Acquisition Corporation, a Delaware corporation (“Assignor”), Sequoia Residential Funding, Inc., a Delaware corporation (“Depositor”), Christiana Trust, a division of Wilmington Savings Fund Society, FSB, a federal savings bank, not in its individual capacity but solely as trustee (in such capacity, the “Trustee” or the “Assignee”) under a Pooling and Servicing Agreement dated as of October 1, 2012 (the “Pooling and Servicing Agreement”), and First Republic Bank, a California-chartered bank (the “Bank”).

In consideration of the mutual promises contained herein, the parties hereto agree that the mortgage loans (the Mortgage Loans”) listed on Attachment 1 annexed hereto (the “Mortgage Loan Schedule”) now serviced by the Bank (together with its successors and assigns, the “Servicer”) for Assignor and its successors and assigns pursuant to the Flow Mortgage Loan Sale and Servicing Agreement dated as of July 1, 2010, between Assignor and the Bank (the “Sale and Servicing Agreement”) and the servicing thereof shall be subject to the terms of the Sale and Servicing Agreement as modified or supplemented by this Agreement. Unless otherwise specified herein, capitalized terms used herein but not defined shall have the meanings ascribed to them in the Sale and Servicing Agreement. Assignor will sell the Mortgage Loans to Depositor pursuant to a Mortgage Loan Purchase and Sale Agreement dated the date hereof, and Depositor will sell the Mortgage Loans to Assignee pursuant to the Pooling and Servicing Agreement.

Assignment and Assumption

1.           Assignor hereby grants, transfers and assigns to Depositor all of its right, title and interest in, to and under the Sale and Servicing Agreement to the extent relating to the Mortgage Loans, together with its obligations as “Purchaser” to the extent relating to the Mortgage Loans, and Depositor hereby accepts such assignment from Assignor and assumes such obligations.

2.           Depositor hereby grants, transfers and assigns to Assignee all of its right, title and interest in, to and under the Sale and Servicing Agreement to the extent relating to the Mortgage Loans, together with its obligations as “Purchaser” to the extent relating to the Mortgage Loans, Depositor is released from all obligations under the Sale and Servicing Agreement, and Assignee hereby accepts such assignment from Depositor and assumes such obligations.

3.           Assignee agrees to be bound, as “Purchaser,” by all of the terms, covenants and conditions of the Sale and Servicing Agreement relating to the Mortgage Loans, and from and after the date hereof, Assignee assumes for the benefit of each of Assignor, Depositor and the Bank all of Assignor's obligations as Purchaser thereunder in respect of the Mortgage Loans, and Assignor is released from such obligations.

4.           The Bank hereby acknowledges the foregoing assignments and assumptions and agrees that Assignee shall be the “Purchaser” under the Sale and Servicing Agreement with respect to the Mortgage Loans.

Representations and Warranties

5.           Assignor warrants and represents to, and covenants with, Depositor, Assignee and the Bank as of the date hereof that:

(a)          Attached hereto as Attachment 2 is a true and accurate copy of the Sale and Servicing Agreement, which agreement is in full force and effect as of the date hereof and the provisions of which have not been waived, amended or modified in any respect, nor has any notice of termination been given thereunder;

(b)          Assignor is the lawful owner of its interests, rights and obligations under the Sale and Servicing Agreement to the extent of the Mortgage Loans, free and clear from any and all claims and encumbrances whatsoever, and upon the transfer of such interests, rights and obligations to Assignee as contemplated herein, Assignee shall have good title to all of Assignee's interests, rights and obligations under the Sale and Servicing Agreement to the extent of the Mortgage Loans, free and clear of all liens, claims and encumbrances;

(c)          There are no offsets, counterclaims or other defenses available to the Bank with respect to the Sale and Servicing Agreement;

(d)          Assignor is duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, and has all requisite power and authority to enter into and perform its obligations under the Sale and Servicing Agreement;

(e)          Assignor has full corporate power and authority to execute, deliver and perform its obligations under this Agreement, and to consummate the transactions set forth herein. The consummation of the transactions contemplated by this Agreement is in the ordinary course of Assignor’s business and will not conflict with, or result in a breach of, any of the terms, conditions or provisions of Assignor’s charter or by-laws or any legal restriction, or any material agreement or instrument to which Assignor is now a party or by which it is bound, or result in the violation of any law, rule, regulation, order, judgment or decree to which Assignor or its property is subject. The execution, delivery and performance by Assignor of this Agreement and the consummation by it of the transactions contemplated hereby, have been duly authorized by all necessary corporate action on the part of Assignor. This Agreement has been duly executed and delivered by Assignor and, upon the due authorization, execution and delivery by the other parties hereto, will constitute the valid and legally binding obligation of Assignor enforceable against Assignor in accordance with its terms except as enforceability may be limited by bankruptcy, reorganization, insolvency, moratorium or other similar laws now or hereafter in effect relating to creditors’ rights generally, and by general principles of equity regardless of whether enforceability is considered in a proceeding in equity or at law; and

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(f)          No consent, approval, order or authorization of, or declaration, filing or registration with, any governmental entity is required to be obtained or made by Assignor in connection with the execution, delivery or performance by Assignor of this Agreement, or the consummation by it of the transactions contemplated hereby.

6.          Depositor warrants and represents to, and covenants with, Assignor, Assignee and the Bank that as of the date hereof:

(a)          Depositor is a Delaware corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation;

(b)          Depositor has full corporate power and authority to execute, deliver and perform its obligations under this Agreement, and to consummate the transactions set forth herein. The consummation of the transactions contemplated by this Agreement is in the ordinary course of Depositor’s business and will not conflict with, or result in a breach of, any of the terms, conditions or provisions of Depositor’s charter or by-laws or any legal restriction, or any material agreement or instrument to which Depositor is now a party or by which it is bound, or result in the violation of any law, rule, regulation, order, judgment or decree to which Depositor or its property is subject. The execution, delivery and performance by Depositor of this Agreement and the consummation by it of the transactions contemplated hereby, have been duly authorized by all necessary corporate action on part of Depositor. This Agreement has been duly executed and delivered by Depositor and, upon the due authorization, execution and delivery by the other parties hereto, will constitute the valid and legally binding obligation of Depositor enforceable against Depositor in accordance with its terms except as enforceability may be limited by bankruptcy, reorganization, insolvency, moratorium or other similar laws now or hereafter in effect relating to creditors’ rights generally, and by general principles of equity regardless of whether enforceability is considered in a proceeding in equity or at law; and

(c)          No consent, approval, order or authorization of, or declaration, filing or registration with, any governmental entity is required to be obtained or made by Depositor in connection with the execution, delivery or performance by Depositor of this Agreement, or the consummation by it of the transactions contemplated hereby other than any that have been obtained or made.

7.          Assignee warrants and represents to, and covenants with, Assignor, Depositor and the Bank that as of the date hereof:

(a)          Assignee is a federal savings bank duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization; and

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(b)          Assignee has been directed to enter into this Agreement pursuant to the provisions of the Pooling and Servicing Agreement. The execution, delivery and performance by Assignee of this Agreement and the consummation by it of the transactions contemplated hereby, have been duly authorized by all necessary action on part of Assignee. This Agreement has been duly executed and delivered by Assignee and, upon the due authorization, execution and delivery by the other parties hereto, will constitute the valid and legally binding obligation of Assignee enforceable against Assignee in accordance with its terms except as enforceability may be limited by bankruptcy, reorganization, insolvency, moratorium or other similar laws now or hereafter in effect relating to creditors’ rights generally, and by general principles of equity regardless of whether enforceability is considered in a proceeding in equity or at law.

8.          The Bank warrants and represents to, and covenants with, Assignor, Depositor and Assignee as of the date hereof that:

(a)          Attached hereto as Attachment 2 is a true and accurate copy of the Sale and Servicing Agreement, which agreement is in full force and effect as of the date hereof and the provisions of which have not been waived, amended or modified in any respect, nor has any notice of termination been given thereunder;

(b)          The Bank is duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, and has all requisite power and authority to service the Mortgage Loans pursuant to and otherwise to perform its obligations under the Sale and Servicing Agreement;

(c)          The Bank has full corporate power and authority to execute, deliver and perform its obligations under this Agreement, and to consummate the transactions set forth herein. The consummation of the transactions contemplated by this Agreement is in the ordinary course of the Bank’s business and will not conflict with, or result in a breach of, any of the terms, conditions or provisions of the Bank’s charter or by-laws or any legal restriction, or any material agreement or instrument to which the Bank is now a party or by which it is bound, or result in the violation of any law, rule, regulation, order, judgment or decree to which the Bank or its property is subject. The execution, delivery and performance by the Bank of this Agreement and the consummation by it of the transactions contemplated hereby, have been duly authorized by all necessary corporate action on part of the Bank. This Agreement has been duly executed and delivered by the Bank and, upon the due authorization, execution and delivery by Assignor, Assignee and the Depositor, will constitute the valid and legally binding obligation of the Bank enforceable against the Bank in accordance with its terms except as enforceability may be limited by bankruptcy, reorganization, insolvency, moratorium or other similar laws now or hereafter in effect relating to creditors’ rights generally, and by general principles of equity regardless of whether enforceability is considered in a proceeding in equity or at law; and

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(d)          No consent, approval, order or authorization of, or declaration, filing or registration with, any governmental entity is required to be obtained or made by the Bank in connection with the execution, delivery or performance by the Bank of this Agreement, or the consummation by it of the transactions contemplated hereby.

Restated Bank Representations and Warranties

9.          The Bank hereby restates to Depositor and Assignee (a) the representations and warranties set forth in Subsection 7.01 of the Sale and Servicing Agreement with respect to each Mortgage Loan as of the related Closing Date (as such term is defined in the Sale and Servicing Agreement) and (b) the representations and warranties set forth in Subsection 7.02 of the Sale and Servicing Agreement as of the date hereof, with respect to each Mortgage Loan, in each case as if such representations and warranties were set forth herein in full.

In the event of a breach of any representations and warranties referred to in clauses (a) or (b) above as of the date specified, Assignee shall be entitled to all the remedies under the Sale and Servicing Agreement, subject to the rights of the Controlling Holder pursuant to Section 13.

Repurchase by Assignor Upon Certain Breaches of Representations and Warranties

10.         (a)          Assignor hereby covenants and agrees that, if a breach of any representation and warranty set forth in Subsection 7.01 of the Sale and Servicing Agreement exists on the date hereof that materially and adversely affects the value of any Mortgage Loan or the interest of Assignee in any Mortgage Loan and such breach did not exist as of the Closing Date of that Mortgage Loan, Assignor shall have a period of 60 days from the earlier of either discovery by or receipt of written notice from Assignee to Assignor of such breach within which to correct or cure such breach. Each determination as to whether there has been such a breach shall be conducted on a Mortgage Loan-by-Mortgage Loan basis. A breach of representations and warranties in Subsections 7.01(h), (bb), and (vv) of the Sale and Servicing Agreement shall be deemed to materially and adversely affect the value of the related Mortgage Loan or the interest of the Assignee therein. Assignor hereby covenants and agrees that if any breach cannot be corrected or cured within such 60 day period, then Assignor shall, at its option, (i) substitute a mortgage loan for the defective Mortgage Loan in accordance with the Sale and Servicing Agreement, (ii) repurchase the related Mortgage Loan at the Repurchase Price or (iii) except for a breach of a representation and warranty in Subsection 7.01(bb) of the Sale and Servicing Agreement, make an indemnification payment in an amount equal to the reduction in value of such Mortgage Loan as a result of such breach not later than 90 days after its discovery or receipt of notice of such breach and in the case of clauses (ii) and (iii) above, by wire transfer of immediately available funds to such account as Assignee shall specify to Assignor.

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(b)          Assignor and Assignee agree that the resolution of any controversy or claim arising out of or relating to an obligation or alleged obligation of Assignor to repurchase a Mortgage Loan or Mortgage Loans pursuant to Section 10(a) above shall be by Arbitration administered by the American Arbitration Association. If any such controversy or claim has not been resolved to the satisfaction of both Assignor and Assignee, either party may commence Arbitration to resolve the dispute; provided that a party may commence Arbitration with respect to one or more unresolved allegations only during the months of January, April, July and October, and all matters with respect to which Arbitration has been commenced in any such month shall be heard in a single Arbitration in the immediately following month or as soon as practicable thereafter; and provided further that if any Arbitration arising out of or relating to an obligation or alleged obligation of the Bank to repurchase a Mortgage Loan relating to the same representation and warranty, has commenced and is continuing, then such Arbitration shall be joined with the Arbitration commenced hereunder.

(c)          To commence Arbitration, the moving party shall deliver written notice to the other party that it has elected to pursue Arbitration in accordance with this Section 10, provided that if Assignor has not responded to Assignee's notification of a breach of a representation and warranty, Assignee shall not commence Arbitration with respect to that breach before 60 days following such notification in order to provide Assignor with an opportunity to respond to such notification. Within ten Business Days after a party has provided notice that it has elected to pursue Arbitration, each party may submit the names of one or more proposed Arbitrators to the other party in writing. If the parties have not agreed on the selection of an Arbitrator within five Business Days after the first such submission, then the party commencing Arbitration shall, within the next five Business Days, notify the American Arbitration Association in San Francisco, California and request that it appoint a single Arbitrator with experience in arbitrating disputes arising in the financial services industry.

(d)          It is the intention of the parties that Arbitration shall be conducted in as efficient and cost-effective a manner as is reasonably practicable, without the burden of discovery. Accordingly, the Arbitrator will resolve the dispute on the basis of a review of the written correspondence between the parties (including any supporting materials attached to such correspondence) conveyed by the parties to each other in connection with the dispute prior to the delivery of notice to commence Arbitration; however, upon a showing of good cause, a party may request the Arbitrator to direct the production of such additional information, evidence and/or documentation from the parties that the Arbitrator deems appropriate. If requested by the Arbitrator or any party, any hearing with respect to an Arbitration shall be conducted by video conference or teleconference except upon the agreement of both parties or the request of the Arbitrator.

(e)          The finding of the Arbitrator shall be final and binding upon the parties. Judgment upon any arbitration award rendered may be entered and enforced in any court of competent jurisdiction. The costs of the Arbitrator shall be shared equally between both parties. Each party, however, shall bear its own attorneys fees and costs in connection with the Arbitration.

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Recognition of Assignee

11.         (a)          From and after the date hereof, subject to Sections 13 and 14 below, the Bank shall recognize Assignee as owner of the Mortgage Loans and will service the Mortgage Loans and perform its obligations hereunder for the benefit of the Assignee in accordance with the Sale and Servicing Agreement, as modified hereby or as may be amended from time to time, as if Assignee and the Bank had entered into a separate servicing agreement for the purchase and servicing of the Mortgage Loans, the terms of which are incorporated herein by reference, as amended by this Agreement.

(b)          It is the intention of Assignor, Depositor, the Bank and Assignee that this Agreement, which includes the Sale and Servicing Agreement, shall constitute a separate and distinct servicing agreement, and the entire servicing agreement, between the Bank and Assignee to the extent of the Mortgage Loans and shall be binding upon and for the benefit of the respective successors and assigns of the parties hereto.

12.         The Mortgage Loans shall be serviced by the Bank for Assignee in accordance with all applicable state, federal and local laws as well as in conformity with the provisions of the applicable Mortgages and Mortgage Notes, and pursuant to the terms and conditions of this Agreement.

Continuing Rights and Responsibilities

13.         (a)          Controlling Holder Rights. The Bank agrees and acknowledges that Sequoia Mortgage Funding Corporation, an Affiliate of the Depositor, in its capacity as the initial Controlling Holder pursuant to the Pooling and Servicing Agreement, and for so long as it is the Controlling Holder, will assume all of Assignee's rights and all related responsibilities as Purchaser under each of the following sections of the Sale and Servicing Agreement:

Sale and Servicing Agreement:

Section or Subsection	Matter

7.03, other than 7.03(c)	Repurchase and Substitution

11.20	Seller and Servicer Shall Provide Access and Information as Reasonably Required

(b)          Notwithstanding Sections 1 and 2 above, Assignor reserves its rights under, and does not assign to Assignee or Depositor, the ongoing rights to take action and the responsibilities of the Purchaser under the sections of the Sale and Servicing Agreement listed below:

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Sale and Servicing Agreement:

Subsection	Matter
7.05	Purchase Price Protection

Addendum I	Regulation AB Compliance Addendum

(c)          In addition, the Bank agrees to furnish to Assignor and to Wells Fargo Bank, N.A., as master servicer or securities administrator under the Pooling and Servicing Agreement (the “Master Servicer”), copies of reports, notices, statements and other communications required to be delivered to the Purchaser by the Bank pursuant to any of the sections of the Sale and Servicing Agreement referred to above and under the following sections, at the times therein specified:

Sale and Servicing Agreement:

Subsection

11.09	Transfer of Accounts

11.16	Statements to the Purchaser

Subsection 2.04 of Addendum I	Servicer Compliance Statement

Subsection 2.05 of Addendum I	Report on Assessment of Compliance and Attestation

(d)          If there is no Controlling Holder under the Pooling and Servicing Agreement, then all rights and responsibilities assumed by the Controlling Holder pursuant to Section 13(a) shall terminate and revert to Assignee. Assignor will provide thirty (30) days notice to the Bank of any such termination of which Assignor has knowledge. Upon the first exercise of an enforcement of any rights pursuant to Section 13(a), Assignee shall notify (or cause the Master Servicer to notify) the Bank that there is no longer a Controlling Holder.

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Amendments to Sale and Servicing Agreement

14.         The parties agree that the Sale and Servicing Agreement shall be amended, solely with respect to the Mortgage Loans, as follows:

(a)          Definitions.

(i)          The definitions of “Arbitration,” “Business Day,” “Opinion of Counsel,” “Repurchase Price” and “Servicing Fee Rate” set forth in Section 1 of the Sale and Servicing Agreement shall be deleted and replaced in their entirety as follows, and the following definitions of “Affiliate,” “Clean-up Call,” “Controlling Holder,” “Eligible Account,” “Eligible Investment,” “Principal Forbearance Amount,” “Securities Administrator” and “Servicing Modification” shall be added to Section 1 of the Sale and Servicing Agreement:

Affiliate: With respect to any specified Person, another Person controlling or controlled by or under common control with such specified Person. For the purposes of this definition, “control” when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms “controlling” and “controlled” have meanings correlative to the foregoing.

Arbitration:  Arbitration in accordance with the then governing Commercial Arbitration Rules of the American Arbitration Association and administered by the American Arbitration Association, which shall be conducted in San Francisco, California or other place mutually acceptable to the parties to the arbitration.

Business Day:  Any day other than (i) a Saturday or a Sunday, (ii) a legal holiday in the states of California, Delaware, Maryland, Minnesota, Missouri or New York, (iii) a day on which banks in the states of California, Delaware, Maryland, Minnesota, Missouri or New York, are authorized or obligated by law or executive order to be closed or (iv) a day on which the New York Stock Exchange or the Federal Reserve Bank of New York is closed.

Clean-up Call: The optional purchase of the mortgage loans subject to the Pooling and Servicing Agreement and all property acquired in respect of any such mortgage loan remaining in the trust fund created pursuant to the Pooling and Servicing Agreement on any date on which the aggregate stated principal balance is less than 10% of the aggregate stated principal balance as of October 1, 2012, in accordance with the Pooling and Servicing Agreement.

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Controlling Holder:  At any time, the holder of the majority of the class principal amount of the most subordinate class of certificates issued pursuant to the Pooling and Servicing Agreement or, if the class principal amount of the most subordinate class of certificates issued pursuant to the Pooling and Servicing Agreement is zero, the holder of the majority of the class principal amount of the second most subordinate class of certificates issued pursuant to the Pooling and Servicing Agreement. If the class principal amount of the second most subordinate class of certificates issued pursuant to the Pooling and Servicing Agreement is zero, then no entity will have any rights as a Controlling Holder.

Eligible Account:  Any account or accounts maintained with a federal or state chartered depository institution or trust company the debt obligations of which (or, in the case of a depository institution or trust company that is the principal subsidiary of a holding company, the debt obligations of such holding company) satisfy each of the following criteria: (1) the short-term unsecured debt obligations of such entity are rated in the highest rating category of Fitch, Inc. (“Fitch”) and Moody’s Investors Service, Inc. (“Moody’s”) and the long-term unsecured debt obligations of such entity are rated in one of the two highest rating categories of Fitch and Moody’s and (2) if the unsecured debt obligations of such entity are rated by Kroll Bond Rating Agency, Inc. (“KBRA”), then the short-term unsecured debt obligations of such entity are rated in the highest rating category of KBRA and the long-term unsecured debt obligations of such entity are rated in one of the three highest rating categories of KBRA. If the ratings no longer satisfy each of these criteria, the funds on deposit therewith in connection with this transaction shall be transferred to an Eligible Account within 30 days of such downgrade. Eligible Accounts may bear interest.

Eligible Investments:  At any time, any one or more of the following obligations and securities:

(i)          direct obligations of, and obligations fully guaranteed by the United States of America or any agency or instrumentality of the United States of America the obligations of which are backed by the full faith and credit of the United States of America;

(ii)         (a) demand or time deposits, federal funds or bankers’ acceptances issued by any depository institution or trust company incorporated under the laws of the United States of America or any state thereof and subject to supervision and examination by federal and/or state banking authorities, provided that the commercial paper and/or the short-term deposit rating and/or the long-term unsecured debt obligations or deposits of such depository institution or trust company at the time of such investment or contractual commitment providing for such investment are rated in the highest rating category by the Rating Agency for long-term unsecured debt with a maturity of more than one year or in the highest rating category with respect to short-term obligations and (b) any other demand or time deposit or certificate of deposit that is fully insured by the FDIC;

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(iii)        repurchase obligations with a term not to exceed thirty (30) days and with respect to any security described in clause (i) above and entered into with a depository institution or trust company (acting as principal) described in clause (ii)(a) above;

(iv)        securities bearing interest or sold at a discount issued by any corporation incorporated under the laws of the United States of America or any state thereof that are rated in the highest rating category by the Rating Agency for long-term unsecured debt with a maturity of more than one year or in the highest rating category with respect to short-term obligations, in each case at the time of such investment or contractual commitment providing for such investment; provided, however, that securities issued by any particular corporation will not be Eligible Investments to the extent that investments therein will cause the then outstanding principal amount of securities issued by such corporation and held as Eligible Investments to exceed 10% of the aggregate outstanding principal balances of all of the Mortgage Loans and Eligible Investments;

(v)         commercial paper (including both non-interest-bearing discount obligations and interest-bearing obligations payable on demand or on a specified date not more than one year after the date of issuance thereof) that is rated in the highest rating category by the Rating Agency at the time of such investment; and

(vi)        any money market funds rated in one of the two highest rating categories by the Rating Agency for long-term unsecured debt with a maturity of more than one year or in the highest rating category with respect to short-term obligations;

provided, however, that no instrument or security shall be an Eligible Investment if such instrument or security evidences a right to receive only interest payments with respect to the obligations underlying such instrument or if such security provides for payment of both principal and interest with a yield to maturity in excess of 120% of the yield to maturity at par or if such instrument or security is purchased at a price greater than par.

Opinion of Counsel:  A written opinion of counsel, who may be salaried counsel for the Person on behalf of whom the opinion is being given, reasonably acceptable to each Person to whom such opinion is addressed, and which must be Independent outside counsel with respect to any such opinion of counsel concerning the taxation or the federal income tax status of each REMIC.

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Principal Forbearance Amount: With respect to a Mortgage Loan that was the subject of a Servicing Modification, the amount, if any, of principal of the Mortgage Loan that has been deferred and that does not accrue interest.

Repurchase Price:   With respect to any Mortgage Loan, a price equal to (i) the unpaid principal balance of the Mortgage Loan, plus (ii) interest on such unpaid principal balance at the related Mortgage Loan Remittance Rate from the last date through which interest was last paid by or on behalf of the Mortgagor to the last day of the month in which such repurchase occurs, plus (iii) reasonable and customary third party expenses incurred in connection with the transfer of the Mortgage Loan being repurchased, minus (iv) any amounts received in respect of such repurchased Mortgage Loan and being held in the Custodial Account for future distribution in connection with such Mortgage Loan; which Repurchase Price proceeds shall be deposited in the Custodial Account for withdrawal by the Servicer in accordance with Subsection 11.05; provided, however, that if at the time of repurchase the Servicer is not the Seller or an Affiliate of the Seller, the amount described in clause (ii) shall be computed as the sum of (a) the Mortgage Loan Remittance Rate and (b) the Servicing Fee Rate.

Servicing Fee Rate: With respect to each Mortgage Loan, the per annum rate set forth on the related Mortgage Loan Schedule or if not specified thereon, in the related PPTL, which rate shall be increased by the amount of any increase in the Mortgage Interest Rate for any such Mortgage Loan pursuant to the terms of the related Mortgage Note due to the termination of an automatic debit or direct deposit account.

Securities Administrator: Wells Fargo Bank, N.A., not in its individual capacity but solely as Securities Administrator under the Pooling and Servicing Agreement, or any successor in interest, or if any successor Securities Administrator shall be appointed as provided in the Pooling and Servicing Agreement, then such successor Securities Administrator.

Servicing Modification: Any reduction of the Mortgage Interest Rate on or the outstanding principal balance of a Mortgage Loan, any extension of the final maturity date of a Mortgage Loan, any increase to the outstanding principal balance of a Mortgage Loan by adding to the Stated Principal Balance unpaid principal and interest and other amounts owing under the Mortgage Loan, any Principal Forbearance Amount and any other modification, in each case pursuant to a modification of a Mortgage Loan that is in default or for which, in the judgment of the Servicer, default is reasonably foreseeable in accordance with the Sale and Servicing Agreement.

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(b)          Servicing Standard. In servicing the Mortgage Loans in accordance with this Agreement and Customary Servicing Procedures, the Servicer shall service the Mortgage Loans with a view to the best interests of all holders of the Sequoia Mortgage Trust 2012-5 Mortgage Pass-Through Certificates as a single class.

(c)          Segregated Custodial Account. The Servicer shall establish a Custodial Account pursuant to Subsection 11.04 of the Sale and Servicing Agreement which shall be titled “First Republic Bank, in trust for Christiana Trust, a division of Wilmington Savings Fund Society, FSB, as trustee of the Sequoia Mortgage Trust 2012-5” (the “2012-5 Custodial Account”), which shall be the Custodial Account under this Agreement for all purposes. If the 2012-5 Custodial Account is no longer an Eligible Account, the Servicer shall transfer the 2012-5 Custodial Account to an account that is an Eligible Account. The 2012-5 Custodial Account shall qualify as an Eligible Account.

(d)          Determination of Breach of Representations and Warranties.  The following sentence shall be added as the new third sentence of Subsection 7.03(a):

Each determination as to whether there has been such a breach shall be conducted on a Mortgage Loan-by-Mortgage Loan basis.

(e)          Helping Families Act Notice. The following sentence shall be added at the end of Subsection 6.04:

In connection with any Mortgage Loan (i) repurchased by First Republic Bank from the trust created by the Pooling and Servicing Agreement (the “Trust”) or (ii) purchased in the exercise of a Clean-up Call, First Republic Bank shall furnish to the related borrower, within thirty (30) days following the date of such repurchase, the notice required by, and in accordance with, Section 404 of the Helping Families Act.

(f)          Transfer of Eligible Investments. The following sentences shall be added at the end of the last paragraph of Subsection 11.04:

Notwithstanding anything to the contrary in this Agreement, for all Eligible Investments rated at least "F1/A+"(short/long) that have terms greater than 60 days, in the event of a downgrade of such Eligible Investment below "F1" (or "A+" if no short term rating) Servicer agrees to remove such Eligible Investment within 60 days of such downgrade. Servicer acknowledges and agrees that Servicer shall bear any losses incurred with respect to removal of such Eligible Investment following such a downgrade and that any losses shall be immediately deposited by the Servicer in the 2012-5 Custodial Account, as appropriate, out of the Servicer’s own funds, with no right to reimbursement therefor.

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(g)          Transfer of Accounts. The second sentence of Subsection 11.09 shall be deleted and replaced in its entirety as follows:

Pursuant to Subsections 11.04 and 11.06, such transfer shall be made only with the Purchaser’s approval, which shall not unreasonably be withheld.

(h)          Form of Monthly Report. The Servicer shall provide monthly accounting reports to the Purchaser and Master Servicer, pursuant to Subsection 11.16 of the Sale and Servicing Agreement, with the information required by the monthly reporting format of the Master Servicer as previously provided to the Servicer by Assignor. Such reports shall be provided not later than the fifth (5th) Business Day of each calendar month.

(i)          Shorter Cure Period for Failure to Provide Distribution Data. An additional “Event of Default” shall be listed in Subsection 13.01, to be inserted after clause (h), to read in its entirety as follows:

or (i) Servicer shall fail to provide to Purchaser the data required to be provided pursuant to the first paragraph of Subsection 11.16 and such failure shall continue for three Business Days after notice of such failure has been given to Servicer by Purchaser;

(j)          Clean-up Call. A new Section 33 shall be added to the Sale and Servicing Agreement, to read in its entirety as follows:

SECTION 33. Clean-up Call. In the event a Clean-up Call is exercised, the purchaser of the remaining Mortgage Loans (a) shall have all right, title and interest in, to and under the Sale and Servicing Agreement to the extent relating to such Mortgage Loans and (b) shall be bound as “Purchaser” under the Sale and Servicing Agreement from and after the date it exercises the Clean-up Call. The remaining Mortgage Loans shall be serviced by the Bank for such purchaser in accordance with the terms and conditions of the Sale and Servicing Agreement.

(k)          REMIC Provisions.

(i)          The following definition of “REMIC Provisions” is hereby added to Section 1 of the Sale and Servicing Agreement:

REMIC Provisions: Sections 860A through 860G of the Internal Revenue Code; such other provisions of the Code as relate to an entity created thereunder; the regulations promulgated pursuant such sections and provisions of the Code; and published guidance issued by the Internal Revenue Service relating to such Code sections and regulations.

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(ii)         The following paragraph shall be added to the end of Subsection 11.13, to read in its entirety as follows:

If a Mortgage Loan is held by a REMIC, the Servicer shall not acquire any real property (or personal property incident to such real property) in respect of such Mortgage Loan except in connection with a default or imminent default of such Mortgage Loan. In the event that a REMIC acquires any real property (or personal property incident to such real property) in connection with a default or imminent default of a Mortgage Loan, such property shall be disposed of by the Servicer as soon as practicable in a manner that, consistent with prudent mortgage loan servicing practices, maximizes the net present value of the recovery to the Trust, but in any event within three years after its acquisition by such REMIC unless the Servicer provides to the Purchaser and the Securities Administrator an Opinion of Counsel to the effect that the holding by such REMIC of such Mortgaged Property subsequent to three years after its acquisition will not result in the imposition of taxes on “prohibited transactions” on such REMIC as defined in Section 860F of the Code or under the law of any state in which real property securing a Mortgage Loan owned by such REMIC is located or cause such REMIC to fail to qualify as a REMIC for federal income tax purposes or for state tax purposes under the laws of any state in which real property securing a Mortgage Loan owned by such REMIC is located at any time that any mortgage pass-through certificates representing interests in such REMIC are outstanding. The Servicer shall conserve, protect and operate each such property for such REMIC solely for the purpose of its prompt disposition and sale in a manner which does not cause such property to fail to qualify as “foreclosure property” within the meaning of Section 860G(a)(8) or result in the receipt by such REMIC of any “income from non-permitted assets” within the meaning of Section 860F(a)(2)(B) of the Code or any “net income from foreclosure property” which is subject to taxation under the REMIC Provisions. Pursuant to its efforts to sell such property, the Servicer shall either itself or through an agent selected by the Servicer protect and conserve such property in the same manner and to such extent as is customary in the locality where such property is located and may, incident to its conservation and protection of the assets of the Trust, rent the same, or any part thereof, as the Servicer deems to be in the best interest of the Trust for the period prior to the sale of such property. Additionally, the Servicer shall perform the tax withholding and shall file information returns with respect to the receipt of mortgage interests received in a trade or business, the reports of foreclosures and abandonments of any Mortgaged Property and the information returns relating to cancellation of indebtedness income with respect to any Mortgaged Property required by Sections 6050H, 6050J and 6050P, respectively, of the Code, and deliver to the Purchaser and the Securities Administrator an Officers’ Certificate on or before March 31 of each year stating that such reports have been filed. Such reports shall be in form and substance sufficient to meet the reporting requirements imposed by Sections 6050H, 6050J and 6050P of the Code.

15

(iii)        The following additional provisions shall be added after Subsection 11.23, to read in its entirety as follows:

Subsection 11.24 Compliance with REMIC Provisions. If a REMIC election has been made with respect to the arrangement under which the Mortgage Loans and REO Property are held, the Servicer shall not take any action, cause the REMIC to take any action or fail to take (or fail to cause to be taken) any action that, under the REMIC Provisions, if taken or not taken, as the case may be, could (i) endanger the status of the REMIC as a REMIC or (ii) result in the imposition of a tax upon the REMIC (including but not limited to the tax on “prohibited transactions” as defined in Section 860F(a)(2) of the Code and the tax on “contribution” to a REMIC set forth in Section 860G(d) of the Code unless the Servicer has received an Opinion of Counsel (at the expense of the party seeking to take such actions) to the effect that the contemplated action will not endanger such REMIC status or result in the imposition of any such tax.

(l)          Avoidance of Consolidation.

(i)          The following Subsection 7.06 shall be added at the end of Section 7, to read in its entirety as follows:

Subsection 7.06 Avoidance of Consolidation.

(a) The Servicer covenants and agrees that it shall not hold or purchase any certificate (a “Certificate”) issued by the Trust, if its holding or purchase of such Certificate (or interest therein) would cause the Servicer to be required to consolidate any assets of the Trust on its financial statements under U.S. generally accepted accounting principles (“Consolidate” or “Consolidation”). The Servicer shall be deemed to have represented by virtue of its purchase or holding of such Certificate (or interest therein) that its holding or purchase of such Certificate (or interest therein) will not cause the Servicer to be required to Consolidate any assets of the Trust on its financial statements.

16

If the Servicer's holding or purchase of a Certificate (or interest therein) does in fact cause such Consolidation, then the last preceding transferee that is not required to Consolidate shall be restored, to the extent permitted by law, to all rights and obligations as owner of such Certificate retroactive to the date of such transfer of such Certificate. If the Servicer holds or purchases a Certificate (or interest therein) in violation of the restrictions in this Subsection 7.06 and to the extent that the retroactive restoration of the rights of the owner of such Certificate as described in the immediately preceding sentence shall be invalid, illegal or unenforceable, then the Securities Administrator shall have the right, without notice to the owner or any prior owner of such Certificate, to sell such Certificate to a purchaser selected by the Securities Administrator on such terms as the Securities Administrator may choose. The Servicer shall promptly endorse and deliver such Certificate (or otherwise transfer a book-entry Certificate) in accordance with the instructions of the Securities Administrator. The proceeds of such sale, net of the commissions (which may include commissions payable to the Securities Administrator or its Affiliates), expenses and taxes due, if any, shall be remitted by the Securities Administrator to the Servicer. The terms and conditions of any sale under this Subsection 7.06 shall be determined in the sole discretion of the Securities Administrator, and the Securities Administrator shall not be liable to any owner of a Certificate as a result of its exercise of such discretion. The Servicer shall indemnify and hold harmless the Depositor and the Trust from and against any and all losses, liabilities, claims, costs or expenses incurred by such parties as a result of such holding or purchase resulting in a Consolidation.

(b)          The Servicer covenants and agrees that it shall not transfer its servicing rights and duties under this Agreement and the Sale and Servicing Agreement to an insured depository institution, as such term is defined in the Federal Deposit Insurance Act (an “IDI”) (an IDI in such capacity, an “IDI Servicer Transferee”) unless the Purchaser and the Servicer shall have received a representation from the IDI Servicer Transferee that the acquisition of such servicing rights and duties will not cause the IDI Servicer Transferee to be required to Consolidate any assets of the Trust on its financial statements. Any IDI Servicer Transferee shall be deemed to have represented by virtue of its acquisition of such servicing rights and duties that such acquisition will not cause Consolidation. Any IDI Servicer Transferee who acquires such servicing rights and duties without providing the representation described above or whose acquisition of such servicing rights and duties has required it to Consolidate any assets of the Trust on its financial statements shall indemnify and hold harmless the Servicer, the Depositor and the Trust from and against any and all losses, liabilities, claims, costs or expenses incurred by such parties as a result of such acquisition.

(ii) An additional “Event of Default” shall be listed in Subsection 13.01, to be inserted after clause (i) added in Section 14(h) of this Agreement above, to read in its entirety as follows:

or (j)(A) the purchase or holding by the Servicer of any Certificate such that the Servicer is required to Consolidate any assets of the Trust on its financial statements, provided that such purchase or holding of a Certificate shall not constitute an Event of Default if, within 45 days of (1) the date of such purchase or acquisition or (2) if such requirement to Consolidate is not effective on the date of such purchase or acquisition, the date the Servicer becomes aware of such requirement to Consolidate, the Servicer causes such requirement to Consolidate not to apply; or (B) the failure of the Servicer to obtain from an IDI Servicer Transferee the representation described in Section 7.06(b) prior to the transfer to such IDI Servicer Transferee of any servicing rights or duties.

17

(m)          Foreclosure Proceedings. The first sentence of Subsection 11.13 is hereby deleted and replaced in its entirety with the following:

Subject to Subsection 11.02, in the event that title to the Mortgaged Property is acquired in foreclosure or by deed in lieu of foreclosure, the deed or certificate of sale shall be taken in the name of the Trust, where permitted by applicable law or regulation, and where not so permitted, in the name of the trustee of the Trust or its nominee.

(n)          Modification Payment Plans and Foreclosure Approvals.

(i)          The first sentence of the fifth paragraph of Subsection 11.01 is hereby deleted and replaced in its entirety with the following:

Consistent with the terms of this Agreement, and subject to the REMIC Provisions if the Mortgage Loans have been transferred to a REMIC, the Servicer may waive, modify or vary any term of any Mortgage Loan or consent to the postponement of strict compliance with any such term or in any manner grant indulgence to any Mortgagor; provided, however, that the Servicer shall not enter into any payment plan or agreement to modify payments with a Mortgagor lasting more than twelve (12) months or permit any modification with respect to any Mortgage Loan that would change the Mortgage Interest Rate, the Lifetime Rate Cap (if applicable), the Initial Rate Cap (if applicable), the Periodic Rate Cap (if applicable) or the Gross Margin (if applicable), agree to the capitalization of arrearages, including interest, fees or expenses owed under the Mortgage Loan, make any future advances or extend the final maturity date with respect to such Mortgage Loan (provided that the Servicer shall in no event extend the final maturity date past November 25, 2042 or, if such 25th day is not a Business Day, the next succeeding Business Day), or accept substitute or additional collateral or release any collateral for such Mortgage Loan, unless (1) the Mortgagor is in default with respect to the Mortgage Loan, or such default is, in the judgment of the Servicer, imminent, (2) the modification is in accordance with the customary procedures of the Servicer, which may change from time to time, or industry-accepted programs, and (3) the Purchaser has approved such action.

(ii)         The third sentence of the last paragraph of Subsection 11.01 is hereby deleted and replaced in its entirety with the following:

In the event (a) the environmental inspection report indicates that the Mortgaged Property is contaminated by hazardous or toxic substances or wastes and (b) the Purchaser provides written approval for the Servicer to proceed with foreclosure or acceptance of a deed in lieu of foreclosure, the Servicer shall be reimbursed for all reasonable costs associated with such foreclosure or acceptance of a deed in lieu of foreclosure and any related environmental clean up costs, as applicable, from the related Liquidation Proceeds, or if the Liquidation Proceeds are insufficient fully to reimburse the Servicer, the Servicer shall be entitled to be reimbursed from amounts in the Custodial Account pursuant to Subsection 11.05 hereof.

18

(o)          Servicer Reports. The Servicer shall provide monthly reports to the Purchaser pursuant to Subsection 11.16 of the Sale and Servicing Agreement in the formats attached hereto as Exhibits 10 and 11, or in such other format as the Servicer, the Purchaser and the Depositor shall agree in writing.

(p)          Assumption Agreements. The first sentence of Subsection 11.18 is hereby deleted and replaced in its entirety with the following:

The Servicer will use its best efforts to enforce any “due-on-sale” provision contained in any Mortgage or Mortgage Note; provided that, subject to the Purchaser’s prior approval for the release of liability from the original borrower, the Servicer shall permit such assumption if so required in accordance with the terms of the Mortgage or the Mortgage Note.

(q)          Indemnification Expenses. The first sentence of Subsection 12.01(b) is hereby deleted and replaced in its entirety with the following:

The Servicer shall immediately notify the Purchaser if a claim is made by a third party with respect to this Agreement or the Mortgage Loans, and the Servicer shall assume the defense of any such claim and pay all expenses in connection therewith, including counsel fees.

(r)          Broker’s Price Opinion. If, in accordance with the Pooling and Servicing Agreement, the Trustee has received notice that any governmental entity intends to acquire a Mortgage Loan through the exercise of its power of eminent domain, and if there is no longer a Controlling Holder, the Servicer, promptly upon the request and at the expense of the Trustee, shall obtain a valuation on the related Mortgaged Property in the form of a broker’s price opinion, and provide the results of such valuation to the Trustee.

(s)          The rights under the Sale and Servicing Agreement assigned to the Depositor and the Assignee pursuant to this Agreement shall be under the Sale and Servicing Agreement as amended by this Agreement.

Miscellaneous

15.         All demands, notices and communications related to the Mortgage Loans, the Sale and Servicing Agreement and this Agreement shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by registered mail, postage prepaid, as follows:

19

(a)          In the case of the Bank,

First Republic Bank

111 Pine Street

San Francisco, CA 94111

Attention: Tony Sachs

with a copy to the General Counsel at the same address

(b)          In the case of Assignee,

Christiana Trust, a division of Wilmington Savings Fund Society, FSB

500 Delaware Avenue, 11th Floor

Wilmington, Delaware, 19801

Attention: Corporate Trust – Sequoia Mortgage Trust 2012-5

(c)          In the case of Depositor,

Sequoia Residential Funding, Inc.

One Belvedere Place, Suite 360

Mill Valley, California 94941

Attention: William Moliski

with a copy to

General Counsel at the same address

(d)          In the case of Assignor,

Redwood Residential Acquisition Corporation

One Belvedere Place, Suite 360

Mill Valley, California 94941

Attention: William Moliski

with a copy to

General Counsel at the same address

(e)          In the case of Master Servicer,

Wells Fargo Bank, N.A.

9062 Old Annapolis Road

Columbia, Maryland 21045

Telephone number: (410) 884-2000

Facsimile number: (410) 715-2380

Attention: Client Manager — Sequoia Mortgage Trust 2012-5

20

(f)          In the case of the initial Controlling Holder,

Sequoia Mortgage Funding Corporation

One Belvedere Place, Suite 360

Mill Valley, California 94941

Attention: William Moliski

with a copy to

General Counsel at the same address

16.         This Agreement shall be construed in accordance with the laws of the State of New York, except to the extent preempted by Federal law, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws, without regard to the conflicts of laws provisions of the State of New York or any other jurisdiction.

17.         No term or provision of this Agreement may be waived or modified unless such waiver or modification is in writing and signed by the party against whom such waiver or modification is sought to be enforced.

18.         This Agreement shall inure to the benefit of the successors and assigns of the parties hereto. Any entity into which Assignor, Depositor, Assignee or the Bank may be merged or consolidated shall, without the requirement for any further writing, be deemed Assignor, Depositor, Assignee or the Bank, respectively, hereunder.

19.         This Agreement shall survive the conveyance of the Mortgage Loans, the assignment of the Sale and Servicing Agreement to the extent of the Mortgage Loans by Assignor to Depositor and by Depositor to Assignee, and the termination of the Sale and Servicing Agreement.

20.         This Agreement may be executed simultaneously in any number of counterparts. Each counterpart shall be deemed to be an original, and all such counterparts shall constitute one and the same instrument.

21.         The Controlling Holder under the Pooling and Servicing Agreement is an express third party beneficiary of this Agreement, and shall have the same power and ability to exercise and enforce the rights stated to be provided to it hereunder as if it were a signatory hereto. The Bank hereby consents to such exercise and enforcement.

21

22.         It is expressly understood and agreed by the parties hereto that insofar as this Agreement is executed by the Trustee (i) this Agreement is executed and delivered by Christiana Trust, a division of Wilmington Savings Fund Society, FSB (“Christiana Trust”) not in its individual capacity but solely as Trustee on behalf of the trust created by the Pooling and Servicing Agreement referred to herein (the “Trust”) in the exercise of the powers and authority conferred upon and vested in it, and as directed in the Pooling and Servicing Agreement, (ii) each of the undertakings and agreements herein made on behalf of the Trust is made and intended not as a personal undertaking or agreement of or by Christiana Trust but is made and intended for purposes of binding only the Trust, (iii) nothing herein contained shall be construed as creating any liability on the part of Christiana Trust, individually or personally, to perform any covenant either express or implied in this Agreement, all such liability, if any, being expressly waived by the parties hereto and by any person claiming by, through or under the parties hereto, and (iv) under no circumstances shall Christiana Trust in its individual capacity or in its capacity as Trustee be personally liable for the payment of any indebtedness, amounts or expenses owed by the Purchaser under the Sale and Servicing Agreement (such indebtedness, expenses and other amounts being payable solely from and to the extent of funds of the Trust) or be personally liable for the breach or failure of any obligation, representation, warranty or covenant made under this Agreement or any other related documents.

23.         Master Servicer. The Bank hereby acknowledges that the Assignee has appointed Wells Fargo Bank, N.A. to act as master servicer and securities administrator under the Pooling and Servicing Agreement and hereby agrees to treat all inquiries, demands, instructions, authorizations and other communications from the Master Servicer as if the same had been received from the Assignee. The Master Servicer, acting on behalf of the Assignee, shall have the rights of the Assignee as the Purchaser under this Agreement, including, without limitation, the right to enforce the obligations of the Bank and the Servicer hereunder and under the Sale and Servicing Agreement and the right to exercise the remedies of the Purchaser hereunder and under the Sale and Servicing Agreement, other than the rights assumed by the Controlling Holder assumed under Section 13(a) above.

The Bank shall make all remittances due by it to the Purchaser with respect to the Mortgage Loans to the following account by wire transfer of immediately available funds:

Wells Fargo Bank, N.A.

San Francisco, California

ABA# 121-000-248

Account #3970771416

Account Name: SAS Clearing

FFC: Account #48235300, Sequoia Mortgage Trust 2012-5 Distribution Account

24.         The Bank acknowledges that the custodian will be Wells Fargo Bank, N.A. acting pursuant to the Custodial Agreement. Requests for Mortgage Loan Documents required by the Bank to perform its duties under the Sale and Servicing Agreement shall be directed to Wells Fargo Bank, N.A., as custodian, using the form of Request for Release in the form of Exhibit F hereto. The Bank shall provide the Custodian with the specimen signatures of the Bank's authorized servicing representatives using the form in Exhibit D-3 hereto. Notwithstanding Section 10 of the Sale and Servicing Agreement, the Bank shall pay shipping expenses for any Mortgage Loan Documents if there has been a breach of any representation or warranty made with respect to the related Mortgage Loan in Subsection 7.01 of the Sale and Servicing Agreement.

22

25.         Helping Families Act Notice. Assignor hereby requests that the Bank furnish each Mortgagor with the notice described in Subsection 6.04 of the Sale and Servicing Agreement, in the form attached as Exhibit 8 thereto and using Christiana Trust, a division of Wilmington Savings Fund Society, FSB, as trustee of the Sequoia Mortgage Trust 2012-5 as the investor name, in accordance with the terms of Subsection 6.04 therein, and the Bank hereby covenants that it shall furnish each Mortgagor with such notice as provided therein. Assignor and Assignee each agree that it will not send such notices to the Mortgagors.

26.         Rule 17g-5 Compliance. The Bank hereby agrees that it shall provide information with respect to the Mortgage Loans or the origination or servicing thereof to any Rating Agency or nationally recognized statistical rating organization (“NRSRO”) via electronic mail at rmbs17g5informationprovider@wellsfargo.com, with a subject reference of “SEMT 2012-5” and an identification of the type of information being provided in the body of such electronic mail. The Securities Administrator, as the initial Rule 17g-5 Information Provider (the “Rule 17g-5 Information Provider”) shall notify the Bank in writing of any change in the identity or contact information of the Rule 17g-5 Information Provider. The Bank shall have no liability for (i) the Rule 17g-5 Information Provider’s failure to post information provided by it in accordance with the terms of this Agreement or (ii) any malfunction or disabling of the website maintained by the Rule 17g-5 Information Provider. None of the foregoing restrictions in this Section 26 prohibit or restrict oral or written communications, or providing information, between the Bank, on the one hand, and any Rating Agency or NRSRO, on the other hand, with regard to (i) such Rating Agency’s or NRSRO’s review of the ratings it assigns to the Bank, (ii) such Rating Agency’s or NRSRO’s approval of the Bank as a residential mortgage master, special or primary servicer, or (iii) such Rating Agency’s or NRSRO’s evaluation of the Bank’s servicing operations in general; provided, however, that the Bank shall not provide any information relating to the Mortgage Loans to such Rating Agency or NRSRO in connection with such review and evaluation by such Rating Agency or NRSRO unless: (x) borrower, property or deal specific identifiers are redacted; or (y) such information has already been provided to the Rule 17g-5 Information Provider.

23

IN WITNESS WHEREOF, the parties hereto have executed this Agreement the day and year first above written.

REDWOOD RESIDENTIAL ACQUISITION CORPORATION
Assignor

By:	/s/ John Isbrandtsen
Name:	John Isbrandtsen
Title:	Authorized Officer

SEQUOIA RESIDENTIAL FUNDING, INC.
Depositor

By:	/s/ John Isbrandtsen
Name:	John Isbrandtsen
Title:	Authorized Officer

Christiana Trust, a division of Wilmington Savings Fund Society, FSB, not in its individual capacity but solely as Trustee,
Assignee

By:	/s/ Doris J. Krick
Name:	Doris J. Krick
Title:	Vice President

FIRST REPUBLIC BANK

By:	/s/ Tony Sachs
Name:	Tony Sachs
Title:	Vice President

Accepted and agreed to by:

WELLS FARGO BANK, N.A.
Master Servicer

By:	/s/ Graham M. Oglesby
Name:	Graham M. Oglesby
Title:	Vice President

Signature Page to Assignment, Assumption and Recognition Agreement – First Republic (SEMT 2012-5)

ATTACHMENT 1

MORTGAGE LOAN SCHEDULE

	1	2	3	4	5	6	7	8	9	10
	Primary Servicer	Servicing Fee %	Servicing Fee—Flatdollar	Servicing Advance Methodology	Originator	Originator	Loan Group	Loan Number	Amortization Type	Lien Position
1	1002338	0.002500			1002338	First Republic		12-114354-4	1	1
2	1002338	0.002500			1002338	First Republic		12-114374-2	1	1
3	1002338	0.002500			1002338	First Republic		12-479542-3	1	1
4	1002338	0.002500			1002338	First Republic		12-479707-2	1	1
5	1002338	0.002500			1002338	First Republic		12-479747-8	1	1
6	1002338	0.002500			1002338	First Republic		12-480088-4	1	1
7	1002338	0.002500			1002338	First Republic		12-480825-9	1	1
8	1002338	0.002500			1002338	First Republic		12-480951-3	1	1
9	1002338	0.002500			1002338	First Republic		12-481204-6	1	1
10	1002338	0.002500			1002338	First Republic		12-481482-8	1	1
11	1002338	0.002500			1002338	First Republic		12-481513-0	1	1
12	1002338	0.002500			1002338	First Republic		12-481566-8	1	1
13	1002338	0.002500			1002338	First Republic		12-481793-8	1	1
14	1002338	0.002500			1002338	First Republic		12-481858-9	1	1
15	1002338	0.002500			1002338	First Republic		12-481921-5	1	1
16	1002338	0.002500			1002338	First Republic		12-481983-5	1	1
17	1002338	0.002500			1002338	First Republic		12-481988-4	1	1
18	1002338	0.002500			1002338	First Republic		12-481990-0	1	1
19	1002338	0.002500			1002338	First Republic		12-482058-5	1	1
20	1002338	0.002500			1002338	First Republic		12-482111-2	1	1
21	1002338	0.002500			1002338	First Republic		12-482276-3	1	1
22	1002338	0.002500			1002338	First Republic		12-482641-8	1	1
23	1002338	0.002500			1002338	First Republic		12-482701-0	1	1
24	1002338	0.002500			1002338	First Republic		12-482738-2	1	1
25	1002338	0.002500			1002338	First Republic		12-482858-8	1	1
26	1002338	0.002500			1002338	First Republic		12-482862-0	1	1
27	1002338	0.002500			1002338	First Republic		12-482994-1	1	1
28	1002338	0.002500			1002338	First Republic		12-483182-2	1	1
29	1002338	0.002500			1002338	First Republic		12-483208-5	1	1
30	1002338	0.002500			1002338	First Republic		12-483211-9	1	1
31	1002338	0.002500			1002338	First Republic		12-483375-2	1	1
32	1002338	0.002500			1002338	First Republic		12-483447-9	1	1
33	1002338	0.002500			1002338	First Republic		12-483604-5	1	1
34	1002338	0.002500			1002338	First Republic		12-483753-0	1	1
35	1002338	0.002500			1002338	First Republic		12-483755-5	1	1
36	1002338	0.002500			1002338	First Republic		12-483782-9	1	1
37	1002338	0.002500			1002338	First Republic		12-483830-6	1	1
38	1002338	0.002500			1002338	First Republic		12-483889-2	1	1
39	1002338	0.002500			1002338	First Republic		12-483890-0	1	1
40	1002338	0.002500			1002338	First Republic		12-483975-9	1	1
41	1002338	0.002500			1002338	First Republic		12-484000-5	1	1
42	1002338	0.002500			1002338	First Republic		12-484090-6	1	1
43	1002338	0.002500			1002338	First Republic		12-484244-9	1	1
44	1002338	0.002500			1002338	First Republic		12-484258-9	1	1
45	1002338	0.002500			1002338	First Republic		12-484331-4	1	1
46	1002338	0.002500			1002338	First Republic		12-484412-2	1	1
47	1002338	0.002500			1002338	First Republic		12-484609-3	1	1
48	1002338	0.002500			1002338	First Republic		12-485451-9	1	1
49	1002338	0.002500			1002338	First Republic		12-485560-7	1	1
50	1002338	0.002500			1002338	First Republic		12-486275-1	1	1
51	1002338	0.002500			1002338	First Republic		12-486605-9	1	1
52	1002338	0.002500			1002338	First Republic		12-486740-4	1	1
53	1002338	0.002500			1002338	First Republic		12-486777-6	1	1
54	1002338	0.002500			1002338	First Republic		12-486786-7	1	1
55	1002338	0.002500			1002338	First Republic		12-486969-9	1	1
56	1002338	0.002500			1002338	First Republic		12-487232-1	1	1
57	1002338	0.002500			1002338	First Republic		12-487265-1	1	1
58	1002338	0.002500			1002338	First Republic		12-487553-0	1	1
59	1002338	0.002500			1002338	First Republic		12-487558-9	1	1
60	1002338	0.002500			1002338	First Republic		12-487627-2	1	1
61	1002338	0.002500			1002338	First Republic		12-487644-7	1	1
62	1002338	0.002500			1002338	First Republic		12-487685-0	1	1
63	1002338	0.002500			1002338	First Republic		12-487738-7	1	1
64	1002338	0.002500			1002338	First Republic		12-487841-9	1	1
65	1002338	0.002500			1002338	First Republic		12-487892-2	1	1
66	1002338	0.002500			1002338	First Republic		12-487960-7	1	1
67	1002338	0.002500			1002338	First Republic		12-487967-2	1	1
68	1002338	0.002500			1002338	First Republic		12-487973-0	1	1
69	1002338	0.002500			1002338	First Republic		12-488037-3	1	1
70	1002338	0.002500			1002338	First Republic		12-488039-9	1	1
71	1002338	0.002500			1002338	First Republic		12-488088-6	1	1
72	1002338	0.002500			1002338	First Republic		12-488101-7	1	1
73	1002338	0.002500			1002338	First Republic		12-488256-9	1	1
74	1002338	0.002500			1002338	First Republic		12-488271-8	1	1
75	1002338	0.002500			1002338	First Republic		12-488985-3	1	1
76	1002338	0.002500			1002338	First Republic		12-489184-2	1	1
77	1002338	0.002500			1002338	First Republic		12-489250-1	1	1
78	1002338	0.002500			1002338	First Republic		12-489820-1	1	1
79	1002338	0.002500			1002338	First Republic		12-489544-7	1	1

	11	12	13	14	15	16	17	18	19	20
	HELOC Indicator	Loan Purpose	Cash Out Amount	Total Origination and Discount Points	Covered/High Cost Loan Indicator	Relocation Loan Indicator	Broker Indicator	Channel	Escrow Indicator	Senior Loan Amount(s)
1	0	7						1	0	0
2	0	7						1	0	0
3	0	9						1	0	0
4	0	3						1	0	0
5	0	3						1	0	0
6	0	9						1	0	0
7	0	9						1	0	0
8	0	9						1	0	0
9	0	7						1	0	0
10	0	7						1	0	0
11	0	6						1	0	0
12	0	7						1	0	0
13	0	7						1	0	0
14	0	3						1	0	0
15	0	9						1	0	0
16	0	7						1	0	0
17	0	7						1	0	0
18	0	9						1	0	0
19	0	9						1	0	0
20	0	9						1	0	0
21	0	7						1	0	0
22	0	3						1	0	0
23	0	9						1	0	0
24	0	9						1	0	0
25	0	6						1	0	0
26	0	7						1	0	0
27	0	9						1	0	0
28	0	9						1	0	0
29	0	9						1	1	0
30	0	9						1	0	0
31	0	7						1	0	0
32	0	7						1	0	0
33	0	9						1	0	0
34	0	7						1	0	0
35	0	7						1	0	0
36	0	9						1	0	0
37	0	7						1	0	0
38	0	9						1	0	0
39	0	3						1	0	0
40	0	6						1	0	0
41	0	6						1	0	0
42	0	3						1	0	0
43	0	7						1	0	0
44	0	7						1	0	0
45	0	9						1	0	0
46	0	3						1	0	0
47	0	7						1	0	0
48	0	9						1	0	0
49	0	6						1	0	0
50	0	7						1	0	0
51	0	7						1	0	0
52	0	9						1	0	0
53	0	3						1	0	0
54	0	7						1	4	0
55	0	9						1	0	0
56	0	9						1	0	0
57	0	3						1	0	0
58	0	9						1	0	0
59	0	7						1	0	0
60	0	9						1	0	0
61	0	9						1	0	0
62	0	6						1	0	0
63	0	9						1	0	0
64	0	7						1	0	0
65	0	9						1	0	0
66	0	7						1	0	0
67	0	9						1	0	0
68	0	9						1	0	0
69	0	7						1	0	0
70	0	9						1	0	0
71	0	7						1	0	0
72	0	7						1	0	0
73	0	7						1	0	0
74	0	7						1	0	0
75	0	7						1	0	0
76	0	7						1	0	0
77	0	7						1	0	0
78	0	7						1	0	0
79	0	7						1	0	0

	21	22	23	24	25	26	27	28	29	30
	Loan Type of Most Senior Lien	Hybrid Period of Most Senior Lien (in months)	Neg Am Limit of Most Senior Lien	Junior Mortgage Balance	Origination Date of Most Senior Lien	Origination Date	Original Loan Amount	Original Interest Rate	Original Amortization Term	Original Term to Maturity
1				0.00		20120330	1248000.00	0.044500	360	360
2				0.00		20120508	945000.00	0.043000	360	360
3				0.00		20120322	1056000.00	0.045000	360	360
4				500000.00		20120614	925000.00	0.045500	360	360
5				100000.00		20120406	1435000.00	0.043000	360	360
6				0.00		20120322	800000.00	0.047000	360	360
7				0.00		20120430	525000.00	0.044000	360	360
8				17500.00		20120326	770000.00	0.045000	360	360
9				200000.00		20120402	900000.00	0.045000	360	360
10				0.00		20120316	1000000.00	0.044000	360	360
11				0.00		20120322	656800.00	0.045000	360	360
12				0.00		20120314	598500.00	0.047000	360	360
13				0.00		20120319	900000.00	0.043000	360	360
14				0.00		20120413	820000.00	0.043500	360	360
15				200000.00		20120413	873000.00	0.045500	360	360
16				0.00		20120319	1100000.00	0.043000	360	360
17				0.00		20120320	1296000.00	0.042500	360	360
18				0.00		20120507	735000.00	0.045500	360	360
19				0.00		20120410	900250.00	0.045500	360	360
20				0.00		20120419	856000.00	0.044000	360	360
21				0.00		20120329	840000.00	0.043000	360	360
22				120000.00		20120508	900000.00	0.043500	360	360
23				150000.00		20120430	710000.00	0.045500	360	360
24				0.00		20120417	720000.00	0.044000	360	360
25				0.00		20120514	956000.00	0.042000	360	360
26				0.00		20120406	960000.00	0.043000	360	360
27				0.00		20120522	1100000.00	0.044000	360	360
28				0.00		20120625	1290000.00	0.043000	360	360
29				0.00		20120727	680000.00	0.044000	360	360
30				100000.00		20120525	1139000.00	0.043000	360	360
31				0.00		20120411	1073600.00	0.044000	360	360
32				0.00		20120410	1120000.00	0.043500	360	360
33				0.00		20120529	1120000.00	0.044500	360	360
34				448000.00		20120426	960000.00	0.040500	360	360
35				0.00		20120426	1364000.00	0.044000	360	360
36				100000.00		20120601	800000.00	0.046500	360	360
37				0.00		20120419	821250.00	0.043000	360	360
38				0.00		20120622	1100000.00	0.044000	360	360
39				0.00		20120530	1075000.00	0.042500	360	360
40				0.00		20120514	1196000.00	0.041500	360	360
41				0.00		20120426	680000.00	0.043000	360	360
42				100000.00		20120612	950000.00	0.043500	360	360
43				0.00		20120503	1200000.00	0.043000	360	360
44				0.00		20120522	2115000.00	0.039500	360	360
45				0.00		20120618	810000.00	0.044000	360	360
46				0.00		20120716	715000.00	0.041500	360	360
47				0.00		20120504	1680000.00	0.042500	360	360
48				0.00		20120628	710000.00	0.039500	360	360
49				0.00		20120809	788000.00	0.042000	360	360
50				0.00		20120703	862400.00	0.040500	360	360
51				0.00		20120614	960000.00	0.042500	360	360
52				78000.00		20120809	552000.00	0.045000	360	360
53				250000.00		20120712	865000.00	0.038500	240	240
54				0.00		20120705	1480000.00	0.042000	360	360
55				500000.00		20120802	987500.00	0.041500	360	360
56				0.00		20120806	860000.00	0.041500	360	360
57				0.00		20120718	765000.00	0.041500	360	360
58				0.00		20120801	723000.00	0.041000	360	360
59				0.00		20120709	808000.00	0.044000	360	360
60				0.00		20120821	960000.00	0.043000	360	360
61				0.00		20120809	1000000.00	0.041500	360	360
62				0.00		20120706	1310000.00	0.040000	360	360
63				0.00		20120803	1600000.00	0.043000	360	360
64				0.00		20120713	1467000.00	0.041500	360	360
65				0.00		20120718	710000.00	0.041500	360	360
66				0.00		20120720	1080000.00	0.040000	360	360
67				0.00		20120730	810000.00	0.041000	360	360
68				0.00		20120807	962000.00	0.040000	360	360
69				0.00		20120822	920000.00	0.040500	360	360
70				0.00		20120821	467500.00	0.039000	240	240
71				0.00		20120725	1180000.00	0.040500	360	360
72				0.00		20120712	1000000.00	0.040500	360	360
73				1000000.00		20120723	1000000.00	0.042000	360	360
74				0.00		20120718	936000.00	0.040500	360	360
75				0.00		20120829	1938750.00	0.041000	360	360
76				0.00		20120807	850000.00	0.038500	360	360
77				0.00		20120809	1250000.00	0.039500	360	360
78				0.00		20120808	1175000.00	0.039000	360	360
79				0.00		20120906	1443750.00	0.041000	360	360

	31	32	33	34	35	36	37	38	39	40
	First Payment Date of Loan	Interest Type Indicator	Original Interest Only Term	Buy Down Period	HELOC Draw Period	Current Loan Amount	Current Interest Rate	Current Payment Amount Due	Interest Paid Through Date	Current Payment Status
1	20120601	1	0	0		1241329.33	0.044500	6286.41	20120901	0
2	20120701	1	0	0		941115.25	0.043000	4676.54	20120901	0
3	20120501	1	0	0		1048994.66	0.045000	5350.60	20120901	0
4	20120801	1	0	0		922581.28	0.045500	4714.36	20120901	0
5	20120601	1	0	0		1427120.47	0.043000	7101.41	20120901	0
6	20120501	1	0	0		794881.17	0.047000	4149.10	20120901	0
7	20120701	1	0	0		522382.55	0.044000	2628.99	20120901	0
8	20120601	1	0	0		765921.21	0.045000	3901.48	20120901	0
9	20120601	1	120	0		719977.50	0.045000	2699.92	20120901	0
10	20120601	1	0	0		994606.66	0.044000	5007.61	20120901	0
11	20120501	1	0	0		652442.89	0.045000	3327.91	20120901	0
12	20120501	1	0	0		594670.50	0.047000	3104.05	20120901	0
13	20120501	1	0	0		893811.56	0.043000	4453.84	20120901	0
14	20120601	1	0	0		815537.57	0.043500	4082.06	20120901	0
15	20120601	1	0	0		868417.17	0.045500	4449.34	20120901	0
16	20120501	1	0	0		1092436.36	0.043000	5443.59	20120901	0
17	20120501	1	0	0		1287008.79	0.042500	6375.54	20120901	0
18	20120701	1	120	0		735000.00	0.045500	2786.88	20120901	0
19	20120601	1	0	0		895524.11	0.045500	4588.22	20120901	0
20	20120601	1	0	0		851383.27	0.044000	4286.51	20120901	0
21	20120601	1	0	0		835387.57	0.043000	4156.92	20120901	0
22	20120701	1	0	0		896333.31	0.043500	4480.31	20120901	0
23	20120701	1	0	0		707209.92	0.045500	3618.59	20120901	0
24	20120601	1	0	0		716116.79	0.044000	3605.48	20120901	0
25	20120701	1	0	0		951999.00	0.042000	4675.00	20120901	0
26	20120601	1	0	0		954728.67	0.043000	4750.77	20120901	0
27	20120701	1	0	0		1095558.61	0.044000	5508.37	20120901	0
28	20120901	1	0	0		1288238.65	0.043000	6383.84	20120901	0
29	20120901	1	0	0		679088.15	0.044000	3405.17	20120901	0
30	20120801	1	0	0		1135884.08	0.043000	5636.59	20120901	0
31	20120601	1	120	0		1073600.00	0.044000	3936.53	20120901	0
32	20120601	1	0	0		1113904.96	0.043500	5575.49	20120901	0
33	20120801	1	0	0		1117017.82	0.044500	5641.65	20120901	0
34	20120701	1	0	0		955873.37	0.040500	4610.90	20120901	0
35	20120701	1	0	0		1358492.72	0.044000	6830.38	20120901	0
36	20120801	1	120	0		800000.00	0.046500	3100.00	20120901	0
37	20120601	1	0	0		816740.51	0.043000	4064.13	20120901	0
38	20120801	1	0	0		1098524.95	0.044000	5508.37	20120901	0
39	20120801	1	0	0		1072032.62	0.042500	5288.35	20120901	0
40	20120701	1	0	0		1190949.67	0.041500	5813.80	20120901	0
41	20120701	1	0	0		677204.62	0.043000	3365.13	20120901	0
42	20120801	1	0	0		947424.40	0.043500	4729.21	20120901	0
43	20120701	1	0	0		1195066.99	0.043000	5938.46	20120901	0
44	20120701	1	0	0		2105745.82	0.039500	10036.46	20120901	0
45	20120801	1	0	0		807823.68	0.044000	4056.16	20120901	0
46	20120901	1	0	0		713997.07	0.041500	3475.64	20120901	0
47	20120701	1	0	0		1673031.58	0.042500	8264.59	20120901	0
48	20120901	1	0	0		708967.86	0.039500	3369.21	20120901	0
49	20121001	1	120	0		788000.00	0.042000	2758.00	20120901	0
50	20120901	1	120	0		862400.00	0.040500	2910.60	20120901	0
51	20120801	1	120	0		960000.00	0.042500	3400.00	20120901	0
52	20121001	1	0	0		552000.00	0.045000	2796.90	20120901	0
53	20120901	1	0	0		862601.59	0.038500	5173.61	20120901	0
54	20120901	1	120	0		1477900.00	0.042000	5172.65	20120901	0
55	20121001	1	0	0		987500.00	0.041500	4800.27	20120901	0
56	20121001	1	0	0		860000.00	0.041500	4180.49	20120901	0
57	20120901	1	0	0		763926.93	0.041500	3718.69	20120901	0
58	20121001	1	0	0		723000.00	0.041000	3493.52	20120901	0
59	20120901	1	0	0		806916.52	0.044000	4046.15	20120901	0
60	20121001	1	120	0		960000.00	0.043000	3440.00	20120901	0
61	20121001	1	0	0		1000000.00	0.041500	4861.03	20120901	0
62	20120901	1	120	0		1310000.00	0.040000	4366.67	20120901	0
63	20121001	1	120	0		1600000.00	0.043000	5733.33	20120901	0
64	20120901	1	0	0		1464942.24	0.041500	7131.14	20120901	0
65	20120901	1	0	0		709004.08	0.041500	3451.33	20120901	0
66	20120901	1	0	0		1078443.91	0.040000	5156.09	20120901	0
67	20121001	1	0	0		810000.00	0.041000	3913.91	20120901	0
68	20121001	1	0	0		962000.00	0.040000	4592.74	20120901	0
69	20121001	1	0	0		920000.00	0.040500	4418.78	20120901	0
70	20121001	1	0	0		467500.00	0.039000	2808.38	20120901	0
71	20120901	1	0	0		1178314.93	0.040500	5667.57	20120901	0
72	20120901	1	0	0		998571.97	0.040500	4803.02	20120901	0
73	20120901	1	120	0		1000000.00	0.042000	3500.00	20120901	0
74	20120901	1	0	0		934663.36	0.040500	4495.63	20120901	0
75	20121001	1	120	0		1938750.00	0.041000	6624.06	20120901	0
76	20121001	1	0	0		850000.00	0.038500	3984.87	20120901	0
77	20121001	1	0	0		1250000.00	0.039500	5931.72	20120901	0
78	20121001	1	0	0		1175000.00	0.039000	5542.10	20120901	0
79	20121101	1	120	0		1443750.00	0.041000	4932.81	20120901	0

	41	42	43	44	45	46	47	48	49	50
	Index Type	ARM Look-back Days	Gross Margin	ARM Round Flag	ARM Round Factor	Initial Fixed Rate Period	Initial Interest Rate Cap (Change Up)	Initial Interest Rate Cap (Change Down)	Subsequent Interest Rate Reset Period	Subsequent Interest Rate Cap (Change Down)
1	0
2	0
3	0
4	0
5	0
6	0
7	0
8	0
9	0
10	0
11	0
12	0
13	0
14	0
15	0
16	0
17	0
18	0
19	0
20	0
21	0
22	0
23	0
24	0
25	0
26	0
27	0
28	0
29	0
30	0
31	0
32	0
33	0
34	0
35	0
36	0
37	0
38	0
39	0
40	0
41	0
42	0
43	0
44	0
45	0
46	0
47	0
48	0
49	0
50	0
51	0
52	0
53	0
54	0
55	0
56	0
57	0
58	0
59	0
60	0
61	0
62	0
63	0
64	0
65	0
66	0
67	0
68	0
69	0
70	0
71	0
72	0
73	0
74	0
75	0
76	0
77	0
78	0
79	0

	51	52	53	54	55	56	57	58	59	60
	Subsequent Interest Rate Cap (Change Up)	Lifetime Maximum Rate (Ceiling)	Lifetime Minimum Rate (Floor)	Negative Amortization Limit	Initial Negative Amortization Recast Period	Subsequent Negative Amortization Recast Period	Initial Fixed Payment Period	Subsequent Payment Reset Period	Initial Periodic Payment Cap	Subsequent Periodic Payment Cap
1
2
3
4
5
6
7
8
9
10
11
12
13
14
15
16
17
18
19
20
21
22
23
24
25
26
27
28
29
30
31
32
33
34
35
36
37
38
39
40
41
42
43
44
45
46
47
48
49
50
51
52
53
54
55
56
57
58
59
60
61
62
63
64
65
66
67
68
69
70
71
72
73
74
75
76
77
78
79

	61	62	63	64	65	66	67	68	69	70
	Initial Minimum Payment Reset Period	Subsequent Minimum Payment Reset Period	Option ARM Indicator	Options at Recast	Initial Minimum Payment	Current Minimum Payment	Prepayment Penalty Calculation	Prepayment Penalty Type	Prepayment Penalty Total Term	Prepayment Penalty Hard Term
1							99	99	60
2							99	99	60
3							99	99	36
4							99	99	60
5							99	99	60
6							99	99	36
7							99	99	60
8							99	99	60
9							99	99	60
10							99	99	60
11							99	99	60
12							99	99	60
13							99	99	60
14							99	99	60
15							99	99	36
16							99	99	36
17							99	99	60
18							99	99	60
19							99	99	60
20							99	99	60
21							99	99	60
22							99	99	60
23							99	99	60
24							99	99	60
25							99	99	60
26							99	99	60
27							99	99	60
28							99	99	60
29							99	99	60
30							99	99	60
31							99	99	60
32							99	99	60
33							99	99	60
34							99	99	60
35							99	99	60
36							99	99	60
37							99	99	60
38							99	99	60
39							99	99	60
40							99	99	60
41							99	99	60
42							99	99	60
43							99	99	60
44							99	99	60
45							99	99	60
46							99	99	60
47							99	99	60
48							99	99	60
49							99	99	60
50							99	99	60
51							99	99	60
52							99	99	60
53							99	99	60
54							99	99	60
55							99	99	60
56							99	99	60
57							99	99	60
58							99	99	60
59									0
60							99	99	60
61							99	99	60
62							99	99	60
63							99	99	60
64							99	99	60
65							99	99	60
66							99	99	60
67							99	99	60
68							99	99	60
69							99	99	60
70							99	99	60
71							99	99	60
72							99	99	60
73							99	99	60
74							99	99	60
75							99	99	60
76							99	99	60
77							99	99	60
78							99	99	60
79							99	99	60

	71	72	73	74	75	76	77	78	79	80
	Primary Borrower ID	Number of Mortgaged Properties	Total Number of Borrowers	Self-employment Flag	Current ‘Other’ Monthly Payment	Length of Employment: Borrower	Length of Employment: Co- Borrower	Years in Home	FICO Model Used	Most Recent FICO Date
1		3		0		4		0	1	9/25/2012
2		1		0		0.5		0	1
3		2		0		10		8	1	9/25/2012
4	311	1		1		22	20	9	1
5		2		0		8	9	8	1	9/25/2012
6		2		1		14	1	1	1	9/25/2012
7		1		1		10	5	14	1	9/25/2012
8		3		0		1	4	19	1	9/25/2012
9		1		0		1		0	1	9/25/2012
10		3		0		2		0	1	9/25/2012
11		1		0		2	0	0	1	9/25/2012
12		8		1		25		0	1	9/25/2012
13		1		0		0	1	0	1	9/25/2012
14		2		0		9	4	1	1	9/25/2012
15		1		0		7	1	11	1	9/25/2012
16		2		0		9		0	1	9/25/2012
17		2		1		9	10	0	1	9/25/2012
18		1		0		1.5	16	11	1
19		4		1		18	4	16	1	9/25/2012
20		1		1		55	50	10	1	9/25/2012
21		2		0		11	4	0	1	9/25/2012
22		2		0		7	0.75	3	1
23		3		1		7	2	3	1	9/25/2012
24		1		0		5	5	5	1	9/25/2012
25		1		0		0.25	5	0	1
26		2		0		7	9	0	1	9/25/2012
27		3		1		6		0.6	1
28		3		0		6	20	12	1
29		2		0		3		0	1
30		2		1		12	11	2	1
31		2		0		6	2	0	1	9/25/2012
32		2		0		1	0	0	1	9/25/2012
33		1		0		11		5	1
34		1		0		16		0	1	9/25/2012
35		1		0		1	8	0	1	9/25/2012
36		1		0		2	2	2	1
37		2		0		18	0	0	1	9/25/2012
38		1		1		30	30	4	1
39		3		1		5	13	1	1
40		1		0		3		0	1
41		1		1		4	2	0	1	9/25/2012
42		2		0		3.5	12	1	1
43		1		0		0		0	1
44		3		1		0.75	5	0	1
45		7		1		5.5	5.5	0	1
46		2		0		2		1	1
47		1		0		0.5	7	0	1
48		1		0		4	7	3	1
49		1		1		5	5	0	1
50		2		0		10		0	1
51		1		1		2.75	1	0	1
52		4		0		5	12	0	1
53		1		1		9	5	20	1
54		2		0		3		0	1
55		4		1		15	4	14	1
56		1		1		32		0	1
57		1		0		14		4	1
58		1		1		8	8	1	1
59		1		1		6	6	0	1
60		1		0		10		14	1
61		2		1		31	17	10	1
62		1		0		2		0	1
63		2		0		20		5	1
64		2		0		21		0	1
65		1		0		9	0.5	6	1
66		2		1		15		0	1
67		1		0		0	19	19	1
68		1		0		16	7	7	1
69		2		0		1	5	0	1
70		3		0		3	4	0	1
71		1		0		6		0	1
72		1		1		2.75	1	0	1
73		2		0		12.75		0	1
74		1		0		4	3	0	1
75		1		0		12		0	1
76		2		0		0.25		0	1
77		1		1		5		0	1
78		1		0		6		0	1
79		2		0		4		0	1

	81	82	83	84	85	86	87	88	89	90
	Primary Wage Earner Original FICO: Equifax	Primary Wage Earner Original FICO: Experian	Primary Wage Earner Original FICO: TransUnion	Secondary Wage Earner Original FICO: Equifax	Secondary Wage Earner Original FICO: Experian	Secondary Wage Earner Original FICO: TransUnion	Original Primary Borrower FICO	Most Recent Primary Borrower FICO	Most Recent Co- Borrower FICO	Most Recent FICO Method
1							805	789
2							791
3							766	809
4							797
5							788	768
6							724	739
7							801	791
8							722	713
9							790	790
10							787	729
11							782	796
12							783	747
13							791	797
14							789	802
15							744	733
16							791	804
17							795	796
18							822
19							773	777
20							791	805
21							769	748
22							790
23							702	706
24							749	814
25							762
26							771	747
27							773
28							737
29							782
30							795
31							762	777
32							793	775
33							743
34							711	723
35							791	767
36							799
37							724	721
38							784
39							762
40							704
41							803	724
42							732
43							805
44							756
45							742
46							772
47							788
48							794
49							775
50							745
51							810
52							784
53							783
54							780
55							782
56							760
57							774
58							803
59							773
60							797
61							795
62							758
63							777
64							747
65							781
66							729
67							749
68							792
69							783
70							813
71							800
72							797
73							722
74							773
75							746
76							807
77							783
78							793
79							800

	91	92	93	94	95	96	97	98	99	100
	VantageScore: Primary Borrower	VantageScore: Co- Borrower	Most Recent VantageScore Method	VantageScore Date	Credit Report: Longest Trade Line	Credit Report: Maximum Trade Line	Credit Report: Number of Trade Lines	Credit Line Usage Ratio	Most Recent 12- month Pay History	Months Bankruptcy
1									000000000000
2									000000000000
3									000000000000
4									000000000000
5									000000000000
6									000000000000
7									000000000000
8									000000000000
9									000000000000
10									000000000000
11									000000000000
12									000000000000
13									000000000000
14									000000000000
15									000000000000
16									000000000000
17									000000000000
18									000000000000
19									000000000000
20									000000000000
21									000000000000
22									000000000000
23									000000000000
24									000000000000
25									000000000000
26									000000000000
27									000000000000
28									000000000000
29									000000000000
30									000000000000
31									000000000000
32									000000000000
33									000000000000
34									000000000000
35									000000000000
36									000000000000
37									000000000000
38									000000000000
39									000000000000
40									000000000000
41									000000000000
42									000000000000
43									000000000000
44									000000000000
45									000000000000
46									000000000000
47									000000000000
48									000000000000
49									000000000000
50									000000000000
51									000000000000
52									000000000000
53									000000000000
54									000000000000
55									000000000000
56									000000000000
57									000000000000
58									000000000000
59									000000000000
60									000000000000
61									000000000000
62									000000000000
63									000000000000
64									000000000000
65									000000000000
66									000000000000
67									000000000000
68									000000000000
69									000000000000
70									000000000000
71									000000000000
72									000000000000
73									000000000000
74									000000000000
75									000000000000
76									000000000000
77									000000000000
78									000000000000
79									000000000000

	101	102	103	104	105	106	107	108	109	110
	Months Foreclosure	Primary Borrower Wage Income	Co-Borrower Wage Income	Primary Borrower Other Income	Co-Borrower Other Income	All Borrower Wage Income	All Borrower Total Income	4506-T Indicator	Borrower Income Verification Level	Co-Borrower Income Verification
1		0.00	0.00	44009.00	0.00	0.00	44009.00	0	5
2		0.00		14583.34		0.00	14583.34	0	5
3		0.00	0.00	46936.43	2745.00	0.00	49681.43	0	5
4		0.00	0.00	48870.00	3500.00	0.00	52370.00	0	4
5		2987.00	16667.00	1761.00	0.00	19654.00	21415.00	0	5
6		0.00	0.00	26441.67	2100.00	0.00	28541.67	0	4
7		2117.00	0.00	0.00	6680.00	2117.00	8797.00	0	4
8		11007.96	11026.50	-1367.67	0.00	22034.46	20666.79	0	5
9		19387.50	0.00	0.00	0.00	19387.50	19387.50	0	5
10		0.00	22046.75	-2001.25	15373.75	22046.75	35419.25	0	5
11		11666.67	10000.00	0.00	0.00	21666.67	21666.67	0	5
12		0.00		23951.00		0.00	23951.00	0	4
13		0.00	0.00	9166.67	7083.34	0.00	16250.01	0	5
14		0.00	0.00	25293.34	8000.00	0.00	33293.34	0	5
15		38263.00	0.00	0.00	0.00	38263.00	38263.00	0	5
16		0.00	0.00	28021.25	0.00	0.00	28021.25	0	5
17		0.00	0.00	18815.67	10036.00	0.00	28851.67	0	4
18		7944.00	3714.53	0.00	0.00	11658.53	11658.53	0	5
19		0.00	0.00	35108.25	0.00	0.00	35108.25	0	4
20		0.00	0.00	13854.54	2373.58	0.00	16228.12	0	4
21		13693.78	11670.47	0.00	0.00	25364.25	25364.25	0	5
22		0.00	0.00	12051.39	11956.87	0.00	24008.26	0	5
23		12967.00	0.00	3955.34	0.00	12967.00	16922.34	0	4
24		0.00	0.00	19122.00	23408.00	0.00	42530.00	0	5
25		9583.34	9583.34	0.00	0.00	19166.68	19166.68	0	5
26		21412.30	10789.00	0.00	0.00	32201.30	32201.30	0	5
27		0.00		83333.00		0.00	83333.00	0	4
28		0.00	0.00	29375.00	3197.00	0.00	32572.00	0	5
29		0.00	0.00	37500.00	0.00	0.00	37500.00	0	5
30		0.00	0.00	0.00	41517.17	0.00	41517.17	0	4
31		25000.00	15000.00	0.00	0.00	40000.00	40000.00	0	5
32		20000.00	12083.34	0.00	0.00	32083.34	32083.34	0	5
33		25000.00		0.00		25000.00	25000.00	0	5
34		62031.26		1135.25		62031.26	63166.51	0	5
35		0.00	0.00	13750.00	11398.14	0.00	25148.14	0	5
36		0.00	0.00	41872.00	5724.00	0.00	47596.00	0	5
37		13333.33	0.00	2315.75	0.00	13333.33	15649.08	0	5
38		0.00	0.00	19750.00	7466.00	0.00	27216.00	0	4
39		0.00	0.00	11926.00	8650.00	0.00	20576.00	0	4
40		10000.00		12980.11		10000.00	22980.11	0	5
41		0.00	0.00	15600.00	9583.34	0.00	25183.34	0	4
42		10851.62	11844.99	15091.24	0.00	22696.61	37787.85	0	5
43		0.00		17682.45		0.00	17682.45	0	5
44		0.00	0.00	29279.50	12987.59	0.00	42267.09	0	4
45		0.00	0.00	87876.00	0.00	0.00	87876.00	0	4
46		12714.00	0.00	0.00	0.00	12714.00	12714.00	0	5
47		0.00	0.00	10000.00	20000.00	0.00	30000.00	0	5
48		14166.00	7225.00	418.00	2900.00	21391.00	24709.00	0	5
49		0.00	0.00	5000.00	16666.00	0.00	21666.00	0	4
50		0.00	0.00	12083.00	0.00	0.00	26666.00	0	5
51		20098.42	8334.52	0.00	0.00	28432.94	28432.94	0	4
52		0.00	0.00	26663.67	0.00	0.00	26663.67	0	5
53		0.00	0.00	23813.00	1851.00	0.00	25664.00	0	4
54		0.00	0.00	38050.00	0.00	0.00	38050.00	0	5
55		28933.92	1236.13	0.00	0.00	30170.05	30170.05	0	4
56		0.00		68559.00		0.00	68559.00	0	4
57		14824.00	0.00	4310.00	0.00	14824.00	19134.00	0	5
58		0.00	6357.50	8935.00	0.00	6357.50	15292.50	0	4
59		20000.00	5000.00	0.00	0.00	25000.00	25000.00	0	4
60		0.00	0.00	27708.00	0.00	0.00	27708.00	0	5
61		27313.00	0.00	25030.53	0.00	27313.00	52343.53	0	4
62		19195.46	0.00	981.54	0.00	19195.46	20177.00	0	5
63		20776.00	0.00	23912.36	0.00	20776.00	44688.36	0	5
64		26250.00	0.00	43600.00	0.00	26250.00	69850.00	0	5
65		10416.00	3055.00	0.00	0.00	13471.00	13471.00	0	5
66		0.00	0.00	66500.00	0.00	0.00	66500.00	0	4
67		0.00	38175.82	0.00	9071.00	38175.82	47246.82	0	5
68		14610.27	10370.69	0.00	0.00	24980.96	24980.96	0	5
69		0.00	0.00	13333.34	9999.99	0.00	23333.33	0	5
70		0.00	0.00	6484.00	15416.00	0.00	21900.00	0	5
71		19460.00	0.00	0.00	0.00	19460.00	19460.00	0	5
72		13306.38	10333.34	0.00	0.00	23639.72	23639.72	0	4
73		0.00	0.00	131951.83	0.00	0.00	131951.83	0	5
74		0.00	0.00	35102.33	0.00	0.00	35102.33	0	5
75		0.00	0.00	52919.00	0.00	0.00	52919.00	0	5
76		0.00		18333.34		0.00	18333.34	0	5
77		0.00	0.00	23237.00	0.00	0.00	23237.00	0	4
78		0.00	0.00	24000.00	0.00	0.00	24000.00	0	5
79		43209.33		0.00		43209.33	43209.33	0	5

	111	112	113	114	115	116	117	118	119	120
	Borrower Employment Verification	Co-Borrower Employment Verification	Borrower Asset Verification	Co-Borrower Asset Verification	Liquid / Cash Reserves	Monthly Debt All Borrowers	Originator DTI	Fully Indexed Rate	Qualification Method	Percentage of Down Payment from Borrower Own Funds
1	2		4		4100125.00	8130.09	0.1847			0
2	2		4		458854.00	6848.34	0.4696			0
3	2		4		338079.94	8879.21	0.1787
4	2		4		1466252.65	8436.81	0.1611
5	2		4		390247.30	9493.27	0.4433
6	2		4		698354.70	5959.50	0.2088
7	2		4		1155150.00	4399.38	0.5001
8	2		4		629930.29	5934.45	0.2871
9	2		4		360330.49	8507.95	0.4388			100
10	2		4		765244.79	15030.62	0.4244			100
11	2		4		589623.44	3430.70	0.1583			100
12	2		4		186472.68	6852.43	0.2861			0
13	2		4		227812.58	5933.46	0.3651			0
14	2		4		861662.00	10252.35	0.3079
15	2		4		1602570.98	8773.71	0.2293
16	2		4		701183.70	7638.59	0.2726			0
17	2		4		549830.00	7510.67	0.2603			0
18	2		4		206580.53	3926.59	0.3368
19	2		4		1214216.00	12939.43	0.3686
20	2		4		5731108.00	6579.37	0.4054
21	2		4		220218.02	5836.34	0.2301			100
22	2		4		322170.00	7826.69	0.3260
23	2		4		131881.29	7608.28	0.4496
24	2		4		501562.00	17112.63	0.4024
25	2		4		69847.36	6365.25	0.3321			100
26	2		4		826852.24	7494.79	0.2327			100
27	2		4		1368424.05	11983.29	0.1438
28	2		4		971568.47	15538.93	0.4771
29	2		4		451524.42	13850.14	0.3693
30	2		4		1507588.70	11363.42	0.2737
31	2		4		1249500.77	10052.44	0.2513			100
32	2		4		109537.56	12214.13	0.3807			100
33	2		4		233607.93	7781.48	0.3113
34	2		4		536941.53	24022.22	0.3803			100
35	2		4		282122.57	9191.65	0.3655			0
36	2		4		634511.17	6696.76	0.1407
37	2		4		280259.44	6799.53	0.4345			100
38	2		4		3111551.22	9759.66	0.3586
39	2		4		109192.00	9135.74	0.4440
40	2		4		448036.34	8564.69	0.3727			100
41	2		4		576045.96	5603.54	0.2225			0
42	2		4		227329.45	9254.24	0.2449
43	2		4		3986172.00	7923.51	0.4481			0
44	2		4		1780701.99	13893.19	0.3287			0
45	2		4		8157849.82	24447.10	0.2782
46	2		4		307702.80	5081.16	0.3997
47	2		4		468550.68	11067.00	0.3689			0
48	2		4		625050.31	6374.21	0.2580
49	2		4		283037.35	6146.12	0.2837			0
50	2		4		616188.53	9060.15	0.3398			0
51	2		4		211781.56	7853.12	0.2762			100
52	2		4		558909.86	11549.96	0.4332
53	2		4		224304.00	8485.42	0.3306
54	2		4		48419.62	9633.92	0.2532			0
55	2		4		119416.25	12530.13	0.4153
56	2		4		188569.41	8604.36	0.1255
57	2		4		287621.00	5104.55	0.2668
58	2		4		499528.76	6106.40	0.3993
59	2		4		316970.70	7127.90	0.2851			100
60	2		4		249389.07	4645.05	0.1676
61	2		4		3921105.28	8110.37	0.1549
62	2		4		908088.44	6802.05	0.3371			100
63	2		4		149136.01	11981.66	0.2681
64	2		4		1916280.53	17651.44	0.2527			100
65	2		4		874547.60	5042.72	0.3743
66	2		4		483850.71	22256.82	0.3347			0
67	2		4		975320.57	6597.07	0.1396
68	2		4		677781.55	7040.96	0.2819
69	2		4		299391.70	9755.78	0.4181			0
70	2		4		306390.88	7891.73	0.3604
71	2		4		44680.91	7605.14	0.3908			100
72	2		4		741620.50	6428.42	0.2719			100
73	2		4		1189480.00	14969.14	0.1134			0
74	2		4		374101.00	7920.07	0.2256			0
75	2		4		660076.51	9917.23	0.1874			0
76	2		4		792750.00	5497.44	0.2999			0
77	2		4		2565771.00	7776.15	0.3346			0
78	2		4		142048.80	7496.69	0.3124			0
79	2		4		258137.00	9650.59	0.2233			100

	121	122	123	124	125	126	127	128	129	130
	City	State	Postal Code	Property Type	Occupancy	Sales Price	Original Appraised Property Value	Original Property Valuation Type	Original Property Valuation Date	Original Automated Valuation Model (AVM) Model Name
1	SAN FRANCISCO	CA	94114	14	1	1560000.00	1605000.00	3	20120319
2	SAN FRANCISCO	CA	94110	1	1	1350000.00	1350000.00	3	20120423
3	San Francisco	CA	94109	2	1		1800000.00	3	20120202
4	Hillsborough	CA	94010	1	1		2500000.00	3	20120201
5	SAN FRANCISCO	CA	94114	1	1		2200000.00	3	20120131
6	SAN FRANCISCO	CA	94114	1	1		1725000.00	3	20120224
7	SAN FRANCISCO	CA	94109	2	1		1850000.00	3	20120416
8	SAN CARLOS	CA	94070	1	1		1050000.00	3	20120306
9	MILL VALLEY	CA	94941	1	1	1750000.00	1750000.00	3	20120326
10	ALAMO	CA	94507	1	1	1500000.00	1530000.00	3	20120224
11	SAN FRANCISCO	CA	94122	1	1	821000.00	821000.00	3	20120223
12	SAN FRANCISCO	CA	94110	13	3	855000.00	855000.00	3	20120228
13	SAN FRANCISCO	CA	94121	1	1	1125000.00	1125000.00	3	20120305
14	Mill Valley	CA	94941	1	1		1325000.00	3	20120328
15	BELVEDERE	CA	94920	1	1		2850000.00	3	20120328
16	Lafayette	CA	94549	1	1	1475000.00	1475000.00	3	20120308
17	SAN FRANCISCO	CA	94123	13	1	1620000.00	1620000.00	3	20120307
18	SAN FRANCISCO	CA	94131	1	1		1950000.00	3	20120424
19	SAN FRANCISCO	CA	94122	1	3		1550000.00	3	20120323
20	MILL VALLEY	CA	94941	3	1		1160000.00	3	20120402
21	SAN FRANCISCO	CA	94122	1	1	1050000.00	1050000.00	3	20120314
22	SAN FRANCISCO	CA	94115	3	1		1430000.00	3	20120413
23	SAN FRANCISCO	CA	94114	1	1		1850000.00	3	20120410
24	MENLO PARK	CA	94025	1	1		1100000.00	3	20120402
25	TIBURON	CA	94920	1	1	1195000.00	1195000.00	3	20120326
26	SAN FRANCSICO	CA	94109	3	1	1200000.00	1210000.00	3	20120323
27	SAN MATEO	CA	94402	1	1		1700000.00	3	20120404
28	SAN FRANCISCO	CA	94118	1	1		2000000.00	3	20120427
29	GROTON	CT	06340	1	2		980000.00	3	20120414
30	Orinda	CA	94563	1	1		1700000.00	3	20120413
31	SAN FRANCISCO	CA	94115	3	1	1342000.00	1350000.00	3	20120403
32	PIEDMONT	CA	94611	1	1	1400000.00	1400000.00	3	20120402
33	SAN FRANCISCO	CA	94116	1	1		1400000.00	3	20120416
34	SAN FRANCISCO	CA	94127	1	1	1760000.00	1765000.00	3	20120413
35	MENLO PARK	CA	94025	1	1	1705000.00	1705000.00	3	20120411
36	Alamo	CA	94507	1	1		1800000.00	3	20120518
37	SAN FRANCISCO	CA	94109	3	1	1095000.00	1095000.00	3	20120410
38	San Francisco	CA	94123	3	1		3500000.00	3	20120521
39	Alamo	CA	94507	1	1		1600000.00	3	20120515
40	GREENBRAE	CA	94904	1	1	1495000.00	1495000.00	3	20120420
41	SAN FRANCISCO	CA	94108	4	1	850000.00	850000.00	3	20120416
42	PIEDMONT	CA	94611	1	1		1950000.00	3	20120518
43	TIBURON	CA	94920	1	1	1700000.00	1700000.00	3	20120423
44	HILLSBOROUGH	CA	94010	1	1	2820000.00	2850000.00	3	20120427
45	BOSTON	MA	02135	14	3		1300000.00	3	20120501
46	BURLINGAME	CA	94010	1	1		1100000.00	3	20120523
47	MENLO PARK	CA	94025	1	1	2100000.00	2100000.00	3	20120424
48	SAN MARTIN	CA	95046	1	1		1000000.00	3	20120524
49	New York	NY	10024	2	1	985000.00	985000.00	3	20120522
50	ALAMO	CA	94507	1	1	1078000.00	1078000.00	3	20120526
51	SAN FRANCISCO	CA	94118	1	1	1217531.00	1200000.00	3	20120605
52	CAMBRIDGE	MA	02138	13	3		1050000.00	3	20120625
53	LOS ANGELES	CA	90004	1	1		2200000.00	3	20120613
54	DANVILLE	CA	94526	7	1	1850000.00	1850000.00	3	20120611
55	NAPA	CA	94558	1	1		2400000.00	3	20120622
56	LOS ANGELES ENCINO AREA	CA	91316	1	1		2000000.00	3	20120705
57	LAFAYETTE	CA	94549	1	1		1200000.00	3	20120625
58	MANHATTAN BEACH	CA	90266	1	1		2100000.00	3	20120702
59	SAN RAFAEL	CA	94903	1	1	1010000.00	1010000.00	3	20120628
60	Pacific Grove	CA	93950	1	1		1200000.00	3	20120703
61	SANTA BARBARA	CA	93103	1	1		3300000.00	3	20120711
62	DANVILLE	CA	94506	6	1	1695000.00	1695000.00	3	20120626
63	WELLESLEY	MA	02481	1	1		2575000.00	3	20120710
64	PALO ALTO	CA	94301	13	3	2445000.00	2445000.00	3	20120626
65	MILL VALLEY	CA	94941	1	1		1250000.00	3	20120706
66	BOSTON	MA	02109	4	1	1800000.00	1825000.00	3	20120710
67	HALF MOON BAY	CA	94019	1	1		1150000.00	3	20120716
68	MILL VALLEY	CA	94941	1	1		1350000.00	3	20120706
69	HINGHAM	MA	02043	1	1	1150000.00	1150000.00	3	20120711
70	MONTAUK	NY	11954	1	2		825000.00	3	20120726
71	LOS ANGELES	CA	90046	1	1	1475000.00	1475000.00	3	20120710
72	SAN FRANCISCO	CA	94131	1	1	1580000.00	1580000.00	3	20120705
73	PORTOLA VALLEY	CA	94028	1	1	2895000.00	2895000.00	3	20120712
74	NEWPORT BEACH	CA	92657	7	1	1170000.00	1170000.00	3	20120711
75	DARIEN	CT	06820	1	1	2585000.00	2585000.00	3	20120808
76	SAN FRANCISCO	CA	94131	1	1	1250000.00	1250000.00	3	20120727
77	SAN FRANCISCO	CA	94118	1	1	2200000.00	2200000.00	3	20120727
78	SARATOGA	CA	95070	1	1	1650000.00	1650000.00	3	20120801
79	DARIEN	CT	06820	1	1	1925000.00	1925000.00	3	20120814

	131	132	133	134	135	136	137	138	139	140
	Original AVM Confidence Score	Most Recent Property Value2	Most Recent Property Valuation Type	Most Recent Property Valuation Date	Most Recent AVM Model Name	Most Recent AVM Confidence Score	Original CLTV	Original LTV	Original Pledged Assets	Mortgage Insurance Company Name
1							0.8000	0.8000	0	0
2							0.7000	0.7000	0	0
3							0.5866	0.5866	0	0
4							0.5700	0.3700	0	0
5							0.6977	0.6522	0	0
6							0.4637	0.4637	0	0
7							0.2837	0.2837	0	0
8							0.7500	0.7333	0	0
9							0.6285	0.5142	0	0
10							0.6666	0.6666	0	0
11							0.8000	0.8000	0	0
12							0.7000	0.7000	0	0
13							0.8000	0.8000	0	0
14							0.6188	0.6188	0	0
15							0.3764	0.3063	0	0
16							0.7457	0.7457	0	0
17							0.8000	0.8000	0	0
18							0.3769	0.3769	0	0
19							0.5808	0.5808	0	0
20							0.7379	0.7379	0	0
21							0.8000	0.8000	0	0
22							0.7132	0.6293	0	0
23							0.4648	0.3837	0	0
24							0.6545	0.6545	0	0
25							0.8000	0.8000	0	0
26							0.8000	0.8000	0	0
27							0.6470	0.6470	0	0
28							0.6450	0.6450	0	0
29							0.6938	0.6938	0	0
30							0.7288	0.6700	0	0
31							0.8000	0.8000	0	0
32							0.8000	0.8000	0	0
33							0.8000	0.8000	0	0
34							0.8000	0.5454	0	0
35							0.8000	0.8000	0	0
36							0.5000	0.4444	0	0
37							0.7500	0.7500	0	0
38							0.3142	0.3142	0	0
39							0.6718	0.6718	0	0
40							0.8000	0.8000	0	0
41							0.8000	0.8000	0	0
42							0.5384	0.4871	0	0
43							0.7058	0.7058	0	0
44							0.7500	0.7500	0	0
45							0.6230	0.6230	0	0
46							0.6500	0.6500	0	0
47							0.8000	0.8000	0	0
48							0.7100	0.7100	0	0
49							0.8000	0.8000	0	0
50							0.8000	0.8000	0	0
51							0.8000	0.8000	0	0
52							0.6000	0.5257	0	0
53							0.5068	0.3931	0	0
54							0.8000	0.8000	0	0
55							0.6197	0.4114	0	0
56							0.4300	0.4300	0	0
57							0.6375	0.6375	0	0
58							0.3442	0.3442	0	0
59							0.8000	0.8000	0	0
60							0.8000	0.8000	0	0
61							0.3030	0.3030	0	0
62							0.7728	0.7728	0	0
63							0.6213	0.6213	0	0
64							0.6000	0.6000	0	0
65							0.5680	0.5680	0	0
66							0.6000	0.6000	0	0
67							0.7043	0.7043	0	0
68							0.7125	0.7125	0	0
69							0.8000	0.8000	0	0
70							0.5666	0.5666	0	0
71							0.8000	0.8000	0	0
72							0.6329	0.6329	0	0
73							0.6908	0.3454	0	0
74							0.8000	0.8000	0	0
75							0.7500	0.7500	0	0
76							0.6800	0.6800	0	0
77							0.5681	0.5681	0	0
78							0.7121	0.7121	0	0
79							0.7500	0.7500	0	0

	141	142	143	144	145	146	147	148	149	150
	Mortgage Insurance Percent	MI: Lender or Borrower Paid?	Pool Insurance Co. Name	Pool Insurance Stop Loss %	MI Certificate Number	Updated DTI (Front-end)	Updated DTI (Back-end)	Modification Effective Payment Date	Total Capitalized Amount	Total Deferred Amount
1	0
2	0
3	0
4	0
5	0
6	0
7	0
8	0
9	0
10	0
11	0
12	0
13	0
14	0
15	0
16	0
17	0
18	0
19	0
20	0
21	0
22	0
23	0
24	0
25	0
26	0
27	0
28	0
29	0
30	0
31	0
32	0
33	0
34	0
35	0
36	0
37	0
38	0
39	0
40	0
41	0
42	0
43	0
44	0
45	0
46	0
47	0
48	0
49	0
50	0
51	0
52	0
53	0
54	0
55	0
56	0
57	0
58	0
59	0
60	0
61	0
62	0
63	0
64	0
65	0
66	0
67	0
68	0
69	0
70	0
71	0
72	0
73	0
74	0
75	0
76	0
77	0
78	0
79	0

	151	152	153	154	155	156	157	158	159	160
	Pre-Modification Interest (Note) Rate	Pre-Modification P&I Payment	Pre-Modification Initial Interest Rate Change Downward Cap	Pre-Modification Subsequent Interest Rate Cap	Pre-Modification Next Interest Rate Change Date	Pre-Modification I/O Term	Forgiven Principal Amount	Forgiven Interest Amount	Number of Modifications	Cash To/From Brrw at Closing
1
2
3
4
5
6
7
8
9
10
11
12
13
14
15
16
17
18
19
20
21
22
23
24
25
26
27
28
29
30
31
32
33
34
35
36
37
38
39
40
41
42
43
44
45
46
47
48
49
50
51
52
53
54
55
56
57
58
59
60
61
62
63
64
65
66
67
68
69
70
71
72
73
74
75
76
77
78
79

	161	162	163	164	165	166	167
	Brrw - Yrs at in Industry	CoBrrw - Yrs at in Industry	Junior Mortgage Drawn Amount	Maturity Date	Primary Borrower Wage Income (Salary)	Primary Borrower Wage Income (Bonus)	Primary Borrower Wage Income (Commission)
1	25		0.00	20420501	0.00	0.00	0.00
2	0.5		0.00	20420601	0.00	0.00	0.00
3	44		0.00	20420401	0.00	0.00	0.00
4	22	20	0.00	20420701	0.00	0.00	0.00
5	8	11	100000.00	20420501	2987.00	0.00	0.00
6	18	11	0.00	20420401	0.00	0.00	0.00
7	10	5	0.00	20420601	2117.00	0.00	0.00
8	40	12	17500.00	20420501	11007.96	0.00	0.00
9	13		200000.00	20420501	19387.50	0.00	0.00
10	15		0.00	20420501	0.00	0.00	0.00
11	7	6	0.00	20420401	11666.67	0.00	0.00
12	33		0.00	20420401	0.00	0.00	0.00
13	15	15	0.00	20420401	0.00	0.00	0.00
14	12	5	0.00	20420501	0.00	0.00	0.00
15	31	1	200000.00	20420501	38263.00	0.00	0.00
16	9		0.00	20420401	0.00	0.00	0.00
17	9	15	0.00	20420401	0.00	0.00	0.00
18	27	18	0.00	20420601	7944.00	0.00	0.00
19	30	10	0.00	20420501	0.00	0.00	0.00
20	55	50	0.00	20420501	0.00	0.00	0.00
21	13	10	0.00	20420501	13693.78	0.00	0.00
22	13	12	0.00	20420601	0.00	0.00	0.00
23	21	17	150000.00	20420601	12967.00	0.00	0.00
24	9	9	0.00	20420501	0.00	0.00	0.00
25	10	9	0.00	20420601	9583.34	0.00	0.00
26	7	9	0.00	20420501	21412.30	0.00	0.00
27	12		0.00	20420601	0.00	0.00	0.00
28	15	20	0.00	20420801	0.00	0.00	0.00
29	20		0.00	20420801	0.00	0.00	0.00
30	22	20	0.00	20420701	0.00	0.00	0.00
31	6	9	0.00	20420501	25000.00	0.00	0.00
32	5	5	0.00	20420501	20000.00	0.00	0.00
33	15		0.00	20420701	25000.00	0.00	0.00
34	51		447582.50	20420601	62031.26	0.00	0.00
35	12	14	0.00	20420601	0.00	0.00	0.00
36	11	10	100000.00	20420701	0.00	0.00	0.00
37	18	0	0.00	20420501	13333.33	0.00	2315.75
38	30	30	0.00	20420701	0.00	0.00	0.00
39	13	16	0.00	20420701	0.00	0.00	0.00
40	21		0.00	20420601	10000.00	12980.11	0.00
41	14	12	0.00	20420601	0.00	0.00	0.00
42	11	13	100000.00	20420701	10851.62	0.00	15091.24
43	0		0.00	20420601	0.00	0.00	0.00
44	10	5	0.00	20420601	0.00	0.00	0.00
45	6	6	0.00	20420701	0.00	0.00	0.00
46	8		0.00	20420801	12714.00	0.00	0.00
47	10	17	0.00	20420601	0.00	0.00	0.00
48	18	13	0.00	20420801	14166.00	118.00	0.00
49	8	11	0.00	20420901	0.00	0.00	0.00
50	10		0.00	20420801	0.00	0.00	0.00
51	12	12	0.00	20420701	20098.42	0.00	0.00
52	15	15	78000.00	20420901	0.00	0.00	0.00
53	30	30	150000.00	20320801	0.00	0.00	0.00
54	6		0.00	20420801	0.00	0.00	0.00
55	21	4	500000.00	20420901	28933.92	0.00	0.00
56	32		0.00	20420901	0.00	0.00	0.00
57	25		0.00	20420801	14824.00	4310.00	0.00
58	10	8	0.00	20420901	0.00	0.00	0.00
59	16	16	0.00	20420801	20000.00	0.00	0.00
60	22		0.00	20420901	0.00	0.00	0.00
61	55	22	0.00	20420901	27313.00	0.00	0.00
62	17		0.00	20420801	19195.46	0.00	0.00
63	23		0.00	20420901	20776.00	23912.36	0.00
64	21		0.00	20420801	26250.00	43600.00	0.00
65	9	0.5	0.00	20420801	10416.00	0.00	0.00
66	15		0.00	20420801	0.00	0.00	0.00
67	21	19	0.00	20420901	0.00	0.00	0.00
68	16	17	0.00	20420901	14610.27	0.00	0.00
69	20	15	0.00	20420901	0.00	0.00	0.00
70	14	14	0.00	20320901	0.00	0.00	0.00
71	14		0.00	20420801	19460.00	0.00	0.00
72	28	11	0.00	20420801	13306.38	0.00	0.00
73	13		1000000.00	20420801	0.00	0.00	0.00
74	10	3	0.00	20420801	0.00	0.00	0.00
75	12		0.00	20420901	0.00	0.00	0.00
76	4		0.00	20420901	0.00	0.00	0.00
77	5		0.00	20420901	0.00	0.00	0.00
78	22		0.00	20420901	0.00	0.00	0.00
79	12		0.00	20421001	43209.33	0.00	0.00

	168	169	170	171	172	173
	Co-Borrower Wage Income (Salary)	Co-Borrower Wage Income (Bonus)	Co-Borrower Wage Income (Commission)	Originator Doc Code	RWT Income Verification	RWT Asset Verification
1	0.00	0.00	0.00	Full	Two Years	Two Months
2				Full	Two Years	Two Months
3	0.00	0.00	0.00	Full	Two Years	Two Months
4	0.00	0.00	0.00	Full	Two Years	Two Months
5	16667.00	0.00	0.00	Full	Two Years	Two Months
6	0.00	0.00	0.00	Full	Two Years	Two Months
7	0.00	0.00	0.00	Full	Two Years	Two Months
8	11026.50	0.00	0.00	Full	Two Years	Two Months
9	0.00	0.00	0.00	Full	Two Years	Two Months
10	22046.75	0.00	15373.75	Full	Two Years	Two Months
11	10000.00	0.00	0.00	Full	Two Years	Two Months
12				Full	Two Years	Two Months
13	0.00	0.00	0.00	Full	Two Years	Two Months
14	0.00	0.00	0.00	Full	Two Years	Two Months
15	0.00	0.00	0.00	Full	Two Years	Two Months
16	0.00	0.00	0.00	Full	Two Years	Two Months
17	0.00	0.00	0.00	Full	Two Years	Two Months
18	3714.53	0.00	0.00	Full	Two Years	Two Months
19	0.00	0.00	0.00	Full	Two Years	Two Months
20	0.00	0.00	0.00	Full	Two Years	Two Months
21	11670.47	0.00	0.00	Full	Two Years	Two Months
22	0.00	0.00	0.00	Full	Two Years	Two Months
23	0.00	0.00	0.00	Full	Two Years	Two Months
24	0.00	0.00	0.00	Full	Two Years	Two Months
25	9583.34	0.00	0.00	Full	Two Years	Two Months
26	10789.00	0.00	0.00	Full	Two Years	Two Months
27				Full	Two Years	Two Months
28	0.00	0.00	0.00	Full	Two Years	Two Months
29	0.00	0.00	0.00	Full	Two Years	Two Months
30	0.00	0.00	0.00	Full	Two Years	Two Months
31	15000.00	0.00	0.00	Full	Two Years	Two Months
32	12083.34	0.00	0.00	Full	Two Years	Two Months
33	0.00	0.00	0.00	Full	Two Years	Two Months
34				Full	Two Years	Two Months
35	0.00	0.00	0.00	Full	Two Years	Two Months
36	0.00	0.00	0.00	Full	Two Years	Two Months
37	0.00	0.00	0.00	Full	Two Years	Two Months
38	0.00	0.00	0.00	Full	Two Years	Two Months
39	0.00	0.00	0.00	Full	Two Years	Two Months
40				Full	Two Years	Two Months
41	0.00	0.00	0.00	Full	Two Years	Two Months
42	11844.99	0.00	0.00	Full	Two Years	Two Months
43				Full	Two Years	Two Months
44	0.00	0.00	0.00	Full	Two Years	Two Months
45	0.00	0.00	0.00	Full	Two Years	Two Months
46	0.00	0.00	0.00	Full	Two Years	Two Months
47	0.00	0.00	0.00	Full	Two Years	Two Months
48	7225.00	0.00	0.00	Full	Two Years	Two Months
49	0.00	0.00	0.00	Full	Two Years	Two Months
50	0.00	0.00	0.00	Full	Two Years	Two Months
51	8334.52	0.00	0.00	Full	Two Years	Two Months
52	0.00	0.00	0.00	Full	Two Years	Two Months
53	0.00	0.00	0.00	Full	Two Years	Two Months
54	0.00	0.00	0.00	Full	Two Years	Two Months
55	1236.13	0.00	0.00	Full	Two Years	Two Months
56	0.00	0.00	0.00	Full	Two Years	Two Months
57	0.00	0.00	0.00	Full	Two Years	Two Months
58	6357.50	0.00	0.00	Full	Two Years	Two Months
59	5000.00	0.00	0.00	Full	Two Years	Two Months
60	0.00	0.00	0.00	Full	Two Years	Two Months
61	0.00	0.00	0.00	Full	Two Years	Two Months
62	0.00	0.00	0.00	Full	Two Years	Two Months
63	0.00	0.00	0.00	Full	Two Years	Two Months
64	0.00	0.00	0.00	Full	Two Years	Two Months
65	3055.00	0.00	0.00	Full	Two Years	Two Months
66	0.00	0.00	0.00	Full	Two Years	Two Months
67	38175.82	0.00	0.00	Full	Two Years	Two Months
68	10370.69	0.00	0.00	Full	Two Years	Two Months
69	0.00	0.00	0.00	Full	Two Years	Two Months
70	0.00	0.00	0.00	Full	Two Years	Two Months
71	0.00	0.00	0.00	Full	Two Years	Two Months
72	10333.34	0.00	0.00	Full	Two Years	Two Months
73	0.00	0.00	0.00	Full	Two Years	Two Months
74	0.00	0.00	0.00	Full	Two Years	Two Months
75	0.00	0.00	0.00	Full	Two Years	Two Months
76	0.00	0.00	0.00	Full	Two Years	Two Months
77	0.00	0.00	0.00	Full	Two Years	Two Months
78	0.00	0.00	0.00	Full	Two Years	Two Months
79	0.00	0.00	0.00	Full	Two Years	Two Months

ASF RMBS DISCLOSURE PACKAGE

The American Securitization Forum is a broad-based professional forum through which participants in the U.S. securitization market advocate their common interests on important legal, regulatory and market practice issues. ASF members include over 380 firms, including issuers, investors, servicers, financial intermediaries, rating agencies, financial guarantors, legal and accounting firms, and other professional organizations involved in securitization transactions. The ASF also provides information, education and training on a range of securitization market issues and topics through industry conferences, seminars and similar initiatives. For more information about ASF, its members and activities, please go to www.americansecuritization.com.

Field Number	Field Name	Field Description	Type of Field	Data Type	Sample Data	Format	When Applicable?	Valid Values	Proposed Unique Coding	Notes
1	Primary Servicer	The MERS Organization ID of the company that has or will have the right to service the loan.	General Information	Numeric – Integer	2351805	9(7)	Always	“9999999” if Unknown
2	Servicing Fee—Percentage	Aggregate monthly fee paid to all servicers, stated in decimal form.	General Information	Numeric - Decimal	0.0025	9.999999	Loans without flat-dollar servicing fees	>= 0 and < 1		Must be populated if Field 3 is Null
3	Servicing Fee—Flat-dollar	Aggregate monthly fee paid to all servicers, stated as a dollar amount.	General Information	Numeric – Decimal	7.5	9(3).99	Loans with flat-dollar servicing fees	>= 0 and <= 999		Must be populated if 2 is Null
4	Servicing Advance Methodology	The manner in which principal and/or interest are to be advanced by the servicer.	General Information	Numeric – Integer	2	99	Always	See Coding	1 = Scheduled Interest, Scheduled Principal 2 = Actual Interest, Actual Principal 3 = Scheduled Interest, Actual Principal 99 = Unknown
5	Originator	The MERS Organization ID of the entity that lends funds to the borrower and, in return, places a lien on the mortgage property as collateral.	General Information	Numeric – Integer	5938671	9(7)	Always	“9999999” if Unknown
6	Loan Group	Indicates the collateral group number in which the loan falls (for structures with multiple collateral groups). Use “1” if there is only one loan group.	General Information	Text	1A	XXXX	Always	“UNK” if Unknown
7	Loan Number	Unique National Mortgage Loan ID Number (Vendor TBD).	General Information	Numeric – Integer	TBD	TBD	Always	TBD		Details to be provided by Vendor
8	Amortization Type	Indicates whether the loan’s interest rate is fixed or adjustable (Hybrid ARMs are adjustable).	Loan Type	Numeric – Integer	2	99	Always	See Coding	1 = Fixed 2 = Adjustable 99 = Unknown
9	Lien Position	A number indicating the loan’s lien position (1 = first lien, etc.).	Loan Type	Numeric – Integer	1	99	Always	>0	99 = Unknown
10	HELOC Indicator	Indicates whether the loan is a home equity line of credit.	Loan Type	Numeric – Integer	1	99	Always	See Coding	0 = No 1 = Yes 99 = Unknown
11	Loan Purpose	Indicates the purpose of the loan.	Loan Type	Numeric – Integer	9	99	Always	See Coding	See Appendix A
12	Cash Out Amount	Cash Out Amount: [New Loan] – [PIF Prior First Lien] – [Payoff of all Seasoned Seconds] – [Closing Costs] – [Prepays] For delayed purchases (refinances on homes purchased < 12 months prior to the mortgage application) with cash) Cash Out Amount = 0.	Loan Type	Numeric – Decimal	72476.5	9(10).99	Always	>= 0
13	Total Origination and Discount Points (in dollars)	Amount paid to the lender to increase the lender’s effective yield and, in the case of discount points, to reduce the interest rate paid by the borrower.	Loan Type	Numeric – Decimal	5250	9(10).99	Always	>= 0		Typically Lines 801 and 802 of HUD Settlement Statement
14	Covered/High Cost Loan Indicator	Indicates whether the loan is categorized as “high cost” or “covered” according to state or federal statutes or regulations.	Loan Type	Numeric – Integer	1	99	Always	See Coding	0 = No 1 = Yes 99 = Unknown
15	Relocation Loan Indicator	Indicates whether the loan is part of a corporate relocation program.	Loan Type	Numeric – Integer	1	99	Always	See Coding	0 = No 1 = Yes 99 = Unknown
16	Broker Indicator	Indicates whether a broker took the application.	Loan Type	Numeric – Integer	1	99	Always	See Coding	0 = No 1 = Yes 99 = Unknown
17	Channel	Code indicating the source (channel) from which the Issuer obtained the mortgage loan.	Loan Type	Numeric – Integer	2	99	Always	See Coding	1 = Retail 2 = Broker 3 = Correspondent Bulk 4 = Correspondent Flow with delegated underwriting 5 = Correspondent Flow without delegated underwriting 99 = Unknown
18	Escrow Indicator	Indicates whether various homeownership expenses are paid by the borrower directly or through an escrow account (as of securitization cut-off date).	Loan Type	Numeric – Integer	3	99	Always	See Coding	0 = No Escrows 1 = Taxes 2 = Insurance 3 = HOA dues 4 = Taxes and Insurance 5 = All 99 =Unknown
19	Senior Loan Amount(s)	For non-first mortgages, the sum of the balances of all associated senior mortgages at the time of origination of the subordinate lien.	Mortgage Lien Info	Numeric – Decimal	611004.25	9(10).99	If Lien Position > 1	>= 0
20	Loan Type of Most Senior Lien	For non-first mortgages, indicates whether the associated first mortgage is a Fixed, ARM, Hybrid, or negative amortization loan.	Mortgage Lien Info	Numeric – Integer	2	99	If Lien Position > 1	See Coding	1 = Fixed Rate 2 = ARM 3 = Hybrid 4 = Neg Am 99 = Unknown
21	Hybrid Period of Most Senior Lien (in months)	For non-first mortgages where the associated first mortgage is a hybrid ARM, the number of months remaining in the initial fixed interest rate period for the hybrid first mortgage.	Mortgage Lien Info	Numeric – Integer	23	999	If Lien Position > 1 AND the most senior lien is a hybrid ARM (see Field 20)	>= 0
22	Neg Am Limit of Most Senior Lien	For non-first mortgages where the associated first mortgage features negative amortization, the maximum percentage by which the negatively amortizing balance may increase (expressed as a proportion of the senior lien’s original balance).	Mortgage Lien Info	Numeric – Decimal	1.25	9.999999	If Lien Position > 1 AND the senior lien is Neg Am (see Field 20)	>= 1 and <= 2
23	Junior Mortgage Balance	For first mortgages with subordinate liens at the time of origination, the combined balance of the subordinate liens (if known).	Mortgage Lien Info	Numeric – Decimal	51775.12	9(10).99	If Lien Position = 1 and there is a 2nd lien on the subject property	>= 0		Subject to Regulatory Confirmation
24	Origination Date of Most Senior Lien	For non-first mortgages, the origination date of the associated first mortgage.	Mortgage Lien Info	Date	20090914	YYYYMMDD	If Lien Position > 1 and there is a 2nd lien on the subject property	“19010101” if unknown
25	Origination Date	The date of the Mortgage Note and Mortgage/Deed of Trust	Loan Term and Amortization Type	Date	20090914	YYYYMMDD	Always	“19010101” if unknown
26	Original Loan Amount	The dollar amount of the mortgage loan, as specified on the mortgage note at the time of the loan’s origination. For HELOCs, the maximum available line of credit.	Loan Term and Amortization Type	Numeric – Decimal	150000	9(10).99	Always	>0
27	Original Interest Rate	The original note rate as indicated on the mortgage note.	Loan Term and Amortization Type	Numeric – Decimal	0.0475	9.999999	Always	> 0 and <= 1
28	Original Amortization Term	The number of months in which the loan would be retired if the amortizing principal and interest payment were to be paid each month.	Loan Term and Amortization Type	Numeric – Integer	360	999	Always	>= 60
29	Original Term to Maturity	The initial number of months between loan origination and the loan maturity date, as specified on the mortgage note.	Loan Term and Amortization Type	Numeric – Integer	60	999	Always	>0	N/A
30	First Payment Date of Loan	The date of the first scheduled mortgage payment to be made by the borrower as specified on the mortgage note.	Loan Term and Amortization Type	Date	20090914	YYYYMMDD	Always	“19010101” if unknown	N/A
31	Interest Type Indicator	Indicates whether the interest rate calculation method is simple or actuarial.	Loan Term and Amortization Type	Numeric – Integer	2	99	Always	See Coding	1= Simple 2 = Actuarial 99 = Unknown
32	Original Interest Only Term	Original interest-only term for a loan in months (including NegAm Loans).	Loan Term and Amortization Type	Numeric – Integer	60	999	Always	>= 0 and <= 240 Unknown = Blank; No Interest Only Term = 0
33	Buy Down Period	The total number of months during which any buy down is in effect, representing the accumulation of all buy down periods.	Loan Term and Amortization Type	Numeric – Integer	65	999	Always	>= 0 and <= 100 Unknown = Blank; No Buy Down = 0
34	HELOC Draw Period	The original number of months during which the borrower may draw funds against the HELOC account.	Loan Term and Amortization Type	Numeric – Integer	24	999	HELOCs Only	>= 12 and <= 120
35	Scheduled Loan Amount	Mortgage loan scheduled principal balance as of cut-off date. For HELOCs, the current drawn amount.	Loan Term and Amortization Type	Numeric – Decimal	248951.19	9(10).99	Always	>= 0
36	Current Interest Rate	The interest rate used to calculate the current P&I or I/O payment.	Loan Term and Amortization Type	Numeric – Decimal	0.05875	9.999999	Always	> 0 and <= 1
37	Current Payment Amount Due	Next Total Payment due to be collected (including principal, interest or both—but Exclude Escrow Amounts).	Loan Term and Amortization Type	Numeric – Decimal	1250.15	9(10).99	Always	> 0
38	Scheduled Interest Paid Through Date		Loan Term and Amortization Type	Date	20090429	YYYYMMDD	Always	“19010101” if unknown
39	Current Payment Status	Number of payments the borrower is past due as of the securitization cut-off date.	Loan Term and Amortization Type	Numeric – Integer	3	99	Always	>= 0
40	Index Type	Specifies the type of index to be used to determine the interest rate at each adjustment.	Adjustable Rate Mortgages (ARMs)	Numeric – Integer	18	99	ARMs Only	See Coding	See Appendix B
41	ARM Look-back Days	The number of days prior to the interest rate adjustment date to retrieve the index value.	Adjustable Rate Mortgages (ARMs)	Numeric – Integer	45	99	ARMs Only	>= 0 to <=99
42	Gross Margin	The percentage stated on the mortgage note representing the spread between the ARM Index value and the mortgage interest rate. The gross mortgage margin is added to the index value to establish a new gross interest rate in the manner prescribed on the mortgage note.	Adjustable Rate Mortgages (ARMs)	Numeric – Decimal	0.03	9.999999	ARMs Only	>0 and <= 1
43	ARM Round Flag	An indicator of whether an adjusted interest rate is rounded to the next higher ARM round factor, to the next lower round factor, or to the nearest round factor.	Adjustable Rate Mortgages (ARMs)	Numeric – Integer	3	9	ARMs Only	See Coding	0 = No Rounding 1 = Up 2 = Down 3 = Nearest 99=Unknown
44	ARM Round Factor	The percentage to which an adjusted interest rate is to be rounded.	Adjustable Rate Mortgages (ARMs)	Numeric – Decimal	0.0025 or 0.00125	9.999999	ARMs Only Where ARM Round Flag = 1, 2, or 3	>= 0 and < 1
45	Initial Fixed Rate Period	For hybrid ARMs, the period between the first payment date of the mortgage and the first interest rate adjustment date.	Adjustable Rate Mortgages (ARMs)	Numeric – Integer	60	999	Hybrid ARMs Only	>= 1 to <=240
46	Initial Interest Rate Cap (Change Up)	The maximum percentage by which the mortgage note rate may increase at the first interest rate adjustment date.	Adjustable Rate Mortgages (ARMs)	Numeric – Decimal	0.02	9.999999	ARMs Only	>= 0 and <= 1	99=no cap
47	Initial Interest Rate Cap (Change Down)	The maximum percentage by which the mortgage note rate may decrease at the first interest rate adjustment date.	Adjustable Rate Mortgages (ARMs)	Numeric – Decimal	0.02	9.999999	ARMs Only	>= 0 and <= 1	99=no cap
48	Subsequent Interest Rate Reset Period	The number of months between subsequent rate adjustments.	Adjustable Rate Mortgages (ARMs)	Numeric – Integer	60	999	ARMs Only	>=0 and <= 120		0 = Loan does not adjust after initial reset
49	Subsequent Interest Rate (Change Down)	The maximum percentage by which the interest rate may decrease at each rate adjustment date after the initial adjustment.	Adjustable Rate Mortgages (ARMs)	Numeric – Decimal	0.02	9.999999	ARMs Only	>= 0 and <= 1	99=no cap
50	Subsequent Interest Rate Cap (Change Up)	The maximum percentage by which the interest rate may increase at each rate adjustment date after the initial adjustment.	Adjustable Rate Mortgages (ARMs)	Numeric – Decimal	0.02	9.999999	ARMs Only	>= 0 and <= 1	99=no cap
51	Lifetime Maximum Rate (Ceiling)	The maximum interest rate that can be in effect during the life of the loan.	Adjustable Rate Mortgages (ARMs)	Numeric – Decimal	0.125	9.999999	ARMs Only	>= 0 and <= 1		=1 if no ceiling specified
52	Lifetime Minimum Rate (Floor)	The minimum interest rate that can be in effect during the life of the loan.	Adjustable Rate Mortgages (ARMs)	Numeric – Decimal	0.015	9.999999	ARMs Only	>= 0 and <= 1		If no floor is specified enter the greater of the margin or 0.
53	Negative Amortization Limit	The maximum amount of negative amortization allowed before recast is required. (Expressed as a percentage of the original unpaid principal balance.)	Negative Amortization	Numeric – Decimal	1.25	9.999999	Negatively Amortizing ARMs Only	>=0, and <2
54	Initial Negative Amortization Recast Period	The number of months in which the payment is required to recast if the loan does not reach the prescribed maximum balance earlier.	Negative Amortization	Numeric – Integer	60	999	Negatively Amortizing ARMs Only	>=0
55	Subsequent Negative Amortization Recast Period	The number of months after which the payment is required to recast AFTER the first recast period.	Negative Amortization	Numeric – Integer	48	999	Negatively Amortizing ARMs Only	>=0
56	Initial Fixed Payment Period	Number of months after origination during which the payment is fixed.	Negative Amortization	Numeric – Integer	60	999	Negatively Amortizing Hybrid ARMs Only	>= 0 to <=120
57	Subsequent Payment Reset Period	Number of months between payment adjustments after first payment reset.	Negative Amortization	Numeric – Integer	12	999	Negatively Amortizing ARMs Only	>= 0 to <=120
58	Initial Periodic Payment Cap	The maximum percentage by which a payment can change (increase or decrease) in the first period.	Negative Amortization	Numeric – Decimal	0.075	9.999999	Negatively Amortizing ARMs Only	>= 0 and < 1
59	Subsequent Periodic Payment Cap	The maximum percentage by which a payment can change (increase or decrease) in one period after the initial cap.	Negative Amortization	Numeric – Decimal	0.075	9.999999	Negatively Amortizing ARMs Only	>= 0 and < 1
60	Initial Minimum Payment Reset Period	The maximum number of months a borrower can initially pay the minimum payment before a new minimum payment is determined.	Negative Amortization	Numeric – Integer	12	999	Negatively Amortizing ARMs Only	>= 0 to <=120
61	Subsequent Minimum Payment Reset Period	The maximum number of months (after the initial period) a borrower can pay the minimum payment before a new minimum payment is determined after the initial period.	Negative Amortization	Numeric – Integer	12	999	Negatively Amortizing ARMs Only	>= 0 to <=120
62	Option ARM Indicator	An indicator of whether the loan is an Option ARM.	Negative Amortization	Numeric – Integer	1	99	ARMs Only	See Coding	0 = No 1 = Yes 99 = Unknown
63	Options at Recast	The means of computing the lowest monthly payment available to the borrower after recast.	Option ARM	Numeric – Integer	2	99	Option ARMs Only	N/A	1= Fully amortizing 30 year 2= Fully amortizing 15 year 3=Fully amortizing 40 year 4 = Interest-Only 5 = Minimum Payment 99= Unknown
64	Initial Minimum Payment	The initial minimum payment the borrower is permitted to make.	Option ARM	Numeric – Decimal	879.52	99	Option ARMs Only	>=0
65	Current Minimum Payment	Current Minimum Payment (in dollars).	Negative Amortization	Numeric – Decimal	250	9(10).99	Option ARMs Only	>= 0
66	Prepayment Penalty Calculation	A description of how the prepayment penalty would be calculated during each phase of the prepayment penalty term.	Prepayment Penalties	Numeric – Integer	12	99	Always	See Coding	See Appendix C
67	Prepayment Penalty Type	• Hard: The prepayment penalty is incurred regardless of the reason the loan is prepaid in full. • Hybrid: The prepayment penalty can be characterized as hard for a certain amount of time and as soft during another period.	Prepayment Penalties	Numeric – Integer	1	99	All loans with Prepayment Penalties (i.e., loans for which Field 66 = something other than “0”)	See Coding	1 = Hard 2 = Soft 3 = Hybrid 99 = Unknown
68	Prepayment Penalty Total Term	The total number of months that the prepayment penalty may be in effect.	Prepayment Penalties	Numeric – Integer	60	999	All loans with Prepayment Penalties (i.e., loans for which Field 66 = something other than “0”)	>0 to <=120
69	Prepayment Penalty Hard Term	For hybrid prepayment penalties, the number of months during which a “hard” prepayment penalty applies.	Prepayment Penalties	Numeric – Integer	12	999	Loans with Hybrid Prepayment Penalties (i.e., loans for which Field 67 = “3”)	>= 0 to <=120
70	Primary Borrower ID	A lender-generated ID number for the primary borrower on the mortgage	Borrower	Numeric—Integer	123456789	999999999	Always	>0		Used to identify the number of times a single borrower appears in a given deal.
71	Number of Mortgaged Properties	The number of residential properties owned by the borrower that currently secure mortgage loans.	Borrower	Numeric – Integer	1	99	Always	> 0
72	Total Number of Borrowers	The number of Borrowers who are obligated to repay the mortgage note.	Borrower	Numeric – Integers	2	99	Always	> 0
73	Self-employment Flag	An indicator of whether the primary borrower is self-employed.	Borrower	Numeric – Integer	1	99	Always	See Coding	0 = No 1 = Yes 99 = Unknown
74	Current ‘Other’ Monthly Payment	The aggregate of all payments pertaining to the subject property other than principal and interest (includes common charges, condo fees, T&I, HOA, etc.), whether escrowed or not.	Loan Term and Amortization Type	Numeric – Decimal	1789.25	9(10).99	Always	> 0
75	Length of Employment: Borrower	The number of years of service with the borrower’s current employer as of the date of the loan.	Borrower Qualification	Numeric – Decimal	3.5	99.99	Always	>=0	99 = Retired, None employment income soure (social security, trust income, dividends, etc.)
76	Length of Employment: Co-Borrower	The number of years of service with the co-borrower’s current employer as of the date of the loan.	Borrower Qualification	Numeric – Decimal	3.5	99.99	If “Total Number of Borrowers” > 1	>= 0	99 = Retired, None employment income soure (social security, trust income, dividends, etc.)
77	Years in Home	Length of time that the borrower has been at current address.	Borrower Qualification	Numeric – Decimal	14.5	99.99	Refinances of Primary Residences Only (Loan Purpose = 1, 2, 3, 4, 8 or 9)	> 0
78	FICO Model Used	Indicates whether the FICO score was calculated using the Classic, Classic 08, or Next Generation model.	Borrower Qualification	Numeric – Integer	1	99	If a FICO score was obtained	See Coding	1 = Classic 2 = Classic 08 3 = Next Generation 99 = Unknown
79	Most Recent FICO Date	Specifies the date on which the most recent FICO score was obtained	Borrower Qualification	Date	20090914	YYYYMMDD	If a FICO score was obtained	“19010101” if unknown		Issuers unable to Provide may Rep and Warrant that the FICO score used for underwriting was not more than 4 months old at the date of issuance.
80	Primary Wage Earner Original FICO: Equifax	Equifax FICO score for primary borrower (if applicable).	Borrower Qualification	Numeric – Integer	720	9999	If a FICO score was obtained	>= 350 and <= 850
81	Primary Wage Earner Original FICO: Experian	Experian FICO score for primary borrower (if applicable).	Borrower Qualification	Numeric – Integer	720	9999	If a FICO score was obtained	>= 350 and <= 850
82	Primary Wage Earner Original FICO: TransUnion	TransUnion FICO score for primary borrower (if applicable).	Borrower Qualification	Numeric – Integer	720	9999	If a FICO score was obtained	>= 350 and <= 850
83	Secondary Wage Earner Original FICO: Equifax	Equifax FICO score for Co-borrower (if applicable).	Borrower Qualification	Numeric – Integer	720	9999	If “Total Number of Borrowers” > 1	>= 350 and <= 850
84	Secondary Wage Earner Original FICO: Experian	Experian FICO score for Co-borrower (if applicable).	Borrower Qualification	Numeric – Integer	720	9999	If “Total Number of Borrowers” > 1	>= 350 and <= 850
85	Secondary Wage Earner Original FICO: TransUnion	TransUnion FICO score for Co-borrower (if applicable).	Borrower Qualification	Numeric – Integer	720	9999	If “Total Number of Borrowers” > 1	>= 350 and <= 850
86	Most Recent Primary Borrower FICO	Most Recent Primary Borrower FICO score used by the lender to approve the loan.	Borrower Qualification	Numeric – Integer	720	9999	If a FICO score was obtained	>= 350 and <= 850
87	Most Recent Co-Borrower FICO	Most Recent Co-Borrower FICO score used by the lender to approve the loan.	Borrower Qualification	Numeric – Integer	720	9999	If “Total Number of Borrowers” > 1	>= 350 and <= 850
88	Most Recent FICO Method	Number of credit repositories used to update the FICO Score.	Borrower Qualification	Numeric – Integer	2	9	If a FICO score was obtained	>0
89	VantageScore: Primary Borrower	Credit Score for the Primary Borrower used to approve the loan and obtained using the Vantage credit evaluation model.	Borrower Qualification	Numeric – Integer	720	9999	If a Vantage Credit Score was obtained	>= 501 and <= 990
90	VantageScore: Co-Borrower	Credit Score for the Co-borrower used to approve the loan and obtained using the Vantage credit evaluation model.	Borrower Qualification	Numeric – Integer	720	9999	If a VantageScore was obtained AND “Total Number of Borrowers” > 1	>= 501 and <= 990
91	Most Recent VantageScore Method	Number of credit repositories used to update the Vantage Score.	Borrower Qualification	Numeric – Integer	2	9	If a Vantage Credit Score was obtained	>0
92	VantageScore Date	Date Vantage Credit Score was obtained.	Borrower Qualification	Date	20090914	YYYYMMDD	If a Vantage Credit Score was obtained	“19010101” if unknown
93	Credit Report: Longest Trade Line	The length of time in months that the oldest active trade line, installment or revolving, has been outstanding. For a loan with more than one borrower, populate field based on status for the primary borrower.	Borrower Qualification	Numeric – Integer	999	999	Always	> =0		Subject to Regulatory Confirmation
94	Credit Report: Maximum Trade Line	The dollar amount for the trade line, installment or revolving, with the largest unpaid balance. For revolving lines of credit, e.g. credit card, the dollar amount reported should reflect the maximum amount of credit available under the credit line whether used or not. For a loan with more than one borrower, populate field based on status for the primary borrower.	Borrower Qualification	Numeric – Decimal	339420.19	9(10).99	Always	>=0		Subject to Regulatory Confirmation
95	Credit Report: Number of Trade Lines	A count of non-derogatory, currently open and active, consumer trade lines (installment or revolving) for the borrower. For a loan with more than one borrower, populate field based on status for the primary borrower.	Borrower Qualification	Numeric – Integer	57	999	Always	>=0		Subject to Regulatory Confirmation
96	Credit Line Usage Ratio	Sum of credit balances divided by sum of total open credit available.	Borrower Qualification	Numeric – Decimal	0.27	9.999999	Always	>= 0 and <= 1		Subject to Regulatory Confirmation
97	Most Recent 12-month Pay History	String indicating the payment status per month listed from oldest to most recent.	Borrower Qualification	Text	77X123200001	X(12)	Always	See Coding	0 = Current 1 = 30-59 days delinquent 2 = 60-89 days delinquent 3 = 90-119 days delinquent 4 = 120+ days delinquent 5 = Foreclosure 6 = REO 7 = Loan did not exist in period X = Unavailable
98	Months Bankruptcy	Number of months since any borrower was discharged from bankruptcy. (Issuers unable to provide this information may rep and warrant that at least x years—as specified in the loan program—have passed since most recent discharge from bankruptcy.)	Borrower Qualification	Numeric – Integer	12	999	If Borrower has ever been in Bankruptcy	>= 0		Blank = Borrower is not known to have been in bankruptcy
99	Months Foreclosure	Number of months since foreclosure sale date. (Issuers unable to provide this information may rep and warrant that at least x years—as specified in the loan program— have passed since most recent foreclosure.)	Borrower Qualification	Numeric – Integer	12	999	If Borrower has ever been in Foreclosure	>= 0		Blank = Borrower is not known to have been in foreclosure
100	Primary Borrower Wage Income	Monthly base wage income for primary borrower.	Borrower Qualification	Numeric – Decimal	9000	9(9).99	Always	>= 0
101	Co-Borrower Wage Income	Monthly base wage income for all other borrowers.	Borrower Qualification	Numeric – Decimal	9000	9(9).99	If “Total Number of Borrowers” > 1	>= 0
102	Primary Borrower Other Income	Monthly Other (non-wage) income for primary borrower. (This figure should include net rental income and be reduced by any net rental loss.)	Borrower Qualification	Numeric – Decimal	9000	9(9).99	Always	>= 0
103	Co-Borrower Other Income	Monthly Other (non-wage) income for all other borrowers. (This figure should include net rental income and be reduced by any net rental loss.)	Borrower Qualification	Numeric – Decimal	9000	9(9).99	If “Total Number of Borrowers” > 1	>= 0
104	All Borrower Wage Income	Monthly income of all borrowers derived from base salary only.	Borrower Qualification	Numeric – Decimal	9000	9(9).99	Always	>= 0
105	All Borrower Total Income	Monthly income of all borrowers derived from base salary, commission, tips and gratuities, overtime and bonuses, part-time or second-job earnings, alimony, child support, interest and dividend income, notes receivable, trust income, net rental income, retirement income, social security, veterans income, military income, foster care income, and self-employed income.	Borrower Qualification	Numeric – Decimal	9000	9(9).99	Always	>= 0
106	4506-T Indicator	A yes/no indicator of whether a Transcript of Tax Return (received pursuant to the filing of IRS Form 4506-T) was obtained and considered.	Borrower Qualification	Numeric – Integer	1	99	Always	See Coding	0 = No 1 = Yes 99 = Unknown
107	Borrower Income Verification Level

A code indicating the extent to which the borrower’s income has been verified:

Level 4 Income Verification = [W-2 (Prev. Yr.) OR TAX RETURNS* (Prev. Yr.)] AND PAY STUBS (YTD (at least one month)–if salaried)

Level 5 Income Verification = 24 months income verification (W-2s, pay stubs, bank statements and/or tax returns**)

*For self-employed borrowers: Level 4 Income Verification:
• 2 Years Tax Returns
• Self-prepared tax returns (regardless of 4506 and tax transcripts)

** For self-employed borrowers: Level 5 Income Verification:
• 2 Years tax returns
• Tax returns prepared and not executed by a CPA, with

        o CPA name & phone number shown on the Preparer section of the tax return
        o Executed 4506 and tax transcripts (matching returns in file)
• Tax returns prepared and executed by a CPA (regardless of 4506 and tax transcripts)

			Borrower Qualification	Numeric – Integer	1	9	Always	See Coding	1 = Not Stated, Not Verified 2 = Stated, Not Verified 3 = Stated, “Partially” Verified 4 = Stated, “Level 4” Verified (as defined) 5 = Stated, “Level 5” Verified (as defined)
108	Co-Borrower Income Verification

A code indicating the extent to which the co-borrower’s income has been verified:

Level 4 Income Verification = [W-2 (Prev. Yr.) OR TAX RETURNS* (Prev. Yr.)] AND PAY STUBS (YTD (at least one month)–if salaried)

Level 5 Income Verification = 24 months income verification (W-2s, pay stubs, bank statements and/or tax returns**)

*For self-employed borrowers: Level 4 Income Verification:
• 2 Years Tax Returns
• Self-prepared tax returns (regardless of 4506 and tax transcripts)

** For self-employed borrowers: Level 5 Income Verification:
• 2 Years tax returns
• Tax returns prepared and not executed by a CPA, with
o CPA name & phone number shown on the Preparer section of the tax return
o Executed 4506 and tax transcripts (matching returns in file)
• Tax returns prepared and executed by a CPA (regardless of 4506 and tax transcripts)

			Borrower Qualification	Numeric – Integer	2	9	If “Total Number of Borrowers” > 1	See Coding	1 = Not Stated, Not Verified 2 = Stated, Not Verified 3 = Stated, “Partially” Verified 4 = Stated, “Level 4” Verified (as defined) 5 = Stated, “Level 5” Verified (as defined)
109	Borrower Employment Verification	A code indicating the extent to which the primary borrower’s employment has been verified: Level 3 Verified = Direct Independent Verification with a third party of the borrower’s current employment.	Borrower Qualification	Numeric – Integer	2	9	Always	See Coding	1 = Not Stated, Not Verified 2 = Stated, Not Verified 3 = Stated, Level 3 Verified (as defined)
110	Co-Borrower Employment Verification	A code indicating the extent to which the co-borrower’s employment has been verified: Level 3 Verified = Direct Independent Verification with a third party of the co-borrower’s current employment.	Borrower Qualification	Numeric – Integer	1	9	If “Total Number of Borrowers” > 1	See Coding	1 = Not Stated, Not Verified 2 = Stated, Not Verified 3 = Stated, Level 3 Verified (as defined)
111	Borrower Asset Verification	A code indicating the extent to which the primary borrower’s assets used to qualify the loan have been verified: Level 4 Verified = 2 months of bank statements/balance documentation (written or electronic) for liquid assets (or gift letter).	Borrower Qualification	Numeric – Integer	3	9	Always	See Coding	1 = Not Stated, Not Verified 2 = Stated, Not Verified 3 = Stated, “Partially” Verified 4 = Stated, Level 4 Verified (as defined)
112	Co-Borrower Asset Verification	A code indicating the extent to which the co-borrower’s assets used to qualify the loan have been verified: Level 4 = 2 months of bank statements/balance documentation (written or electronic) for liquid assets (or gift letter).	Borrower Qualification	Numeric – Integer	2	9	If “Total Number of Borrowers” > 1	See Coding	1 = Not Stated, Not Verified 2 = Stated, Not Verified 3 = Stated, “Partially” Verified 4 = Stated, Level 4 Verified (as defined)
113	Liquid / Cash Reserves	The actual dollar amount of remaining verified liquid assets after settlement. (This should not include cash out amount of subject loan.)	Borrower Qualification	Numeric – Decimal	3242.76	9(9).99	Always	>= 0
114	Monthly Debt All Borrowers	The aggregate monthly payment due on other debt (excluding only installment loans with fewer than 10 payments remaining and other real estate loans used to compute net rental income-- which is added/subtracted in the income fields).	Borrower Qualification	Numeric – Decimal	3472.43	9(9).99	Always	>= 0
115	Originator DTI	Total Debt to income ratio used by the originator to qualify the loan.	Borrower Qualification	Numeric – Decimal	0.35	9.999999	Always	>= 0 and >= 1
116	Fully Indexed Rate	The fully indexed interest rate as of securitization cut-off.	Borrower Qualification	Numeric – Decimal	0.0975	9.999999	ARMs Only	>= 0 and >= 1
117	Qualification Method	Type of mortgage payment used to qualify the borrower for the loan.	Borrower Qualification	Numeric – Integer	3	99	Always	See Coding	1 = Start Rate 2 = First Year Cap Rate 3 = I/O Amount 4 = Fully Indexed 5 = Min Payment 98 = Other 99 = Unknown
118	Percentage of Down Payment from Borrower Own Funds	Include only borrower funds, do not include any gift or borrowed funds. (Issuers may provide the actual percentage for each loan, or the guideline percentage and note departure concentration on the transaction summary.)	Borrower Qualification	Numeric – Decimal	0.5	9.999999	Purchase Loans Only	>= 0 and >= 1
119	City	The name of the city.	Subject Property	Text	New York	X(45)	Always	Unk=Unknown
120	State	The name of the state as a 2-digit Abbreviation.	Subject Property	Text	NY	XX	Always	See Coding	See Appendix H
121	Postal Code	The postal code (zip code in the US) where the subject property is located.	Subject Property	Text	10022	X(5)	Always	Unk=Unknown
122	Property Type	Specifies the type of property being used to secure the loan.	Subject Property	Numeric – Integer	11	99	Always	See Coding	See Appendix D
123	Occupancy	Specifies the property occupancy status (e.g., owner-occupied, investment property, second home, etc.).	Subject Property	Numeric – Integer	4	9	Always	See Coding	See Appendix E
124	Sales Price	The negotiated price of a given property between the buyer and seller.	Subject Property	Numeric – Decimal	450000.23	9(10).99	Purchase Loans Only	> 0
125	Original Appraised Property Value	The appraised value of the property used to approve the loan.	Subject Property	Numeric – Decimal	550000.23	9(10).99	Always	> 0
126	Original Property Valuation Type	Specifies the method by which the property value (at the time of underwriting) was reported.	Subject Property	Numeric – Integer	8	99	Always	See Coding	See Appendix F
127	Original Property Valuation Date	Specifies the date on which the original property value (at the time of underwriting) was reported. (Issuers unable to provide may Rep and Warrant that the appraisal used for underwriting was not more than x days old at time of loan closing.)	Subject Property	Date	20090914	YYYYMMDD	Always	“19010101” if unknown
128	Original Automated Valuation Model (AVM) Model Name	The name of the AVM Vendor if an AVM was used to determine the original property valuation.	Subject Property	Numeric – Integer	1	99	Always	See Appendix I	See Appendix I
129	Original AVM Confidence Score	The confidence range presented on the AVM report.	Subject Property	Numeric – Decimal	0.74	9.999999	If AVM Model Name (Field 127) > 0	>= 0 to <= 1
130	Most Recent Property Value[1]	If a valuation was obtained subsequent to the valuation used to calculate LTV, the most recent property value.	Subject Property	Numeric – Decimal	500000	9(10).99	If updated value was obtained subsequent to loan approval	> 0
131	Most Recent Property Valuation Type	If an additional property valuation was obtained after the valuation used for underwriting purposes, the method by which the property value was reported.	Subject Property	Numeric – Integer	6	9	If updated value was obtained subsequent to loan approval	See Coding	See Appendix F
132	Most Recent Property Valuation Date	Specifies the date on which the updated property value was reported.	Subject Property	Date	20090914	YYYYMMDD	If updated value was obtained subsequent to loan approval	“19010101” if unknown
133	Most Recent AVM Model Name	The name of the AVM Vendor if an AVM was used to determine the updated property valuation.	Subject Property	Numeric – Integer	19	99	If updated value was obtained subsequent to loan approval	See Coding	See Appendix I
134	Most Recent AVM Confidence Score	If AVM used to determine the updated property valuation, the confidence range presented on the AVM report.	Subject Property	Numeric – Decimal	0.85	9.999999	If “Most Recent AVM Model Name” > 0	>= 0 to <= 1
135	Original CLTV	The ratio obtained by dividing the amount of all known outstanding mortgage liens on a property at origination by the lesser of the appraised value or the sales price. The value is then truncated to four decimal places.	Loan-to-Value (LTV)	Numeric – Decimal	0.96	9.999999	Always	>= 0 and <= 1.5
136	Original LTV	The ratio obtained by dividing the original mortgage loan amount on the note date by the lesser of the mortgaged property’s appraised value on the note date or its purchase price. The value is then truncated to four decimal places.	Loan-to-Value (LTV)	Numeric – Decimal	0.8	9.999999	Always	>= 0 and <= 1.25
137	Original Pledged Assets	The total value of assets pledged as collateral for the loan at the time of origination. Pledged assets may include cash or marketable securities.	Loan-to-Value (LTV)	Numeric – Decimal	75000	9(10).99	Always	>=0
138	Mortgage Insurance Company Name	The name of the entity providing mortgage insurance for a loan.	Mortgage Insurance	Numeric – Integer	3	99	Always	See Coding	See Appendix G
139	Mortgage Insurance Percent	Mortgage Insurance coverage percentage.	Mortgage Insurance	Numeric – Decimal	0.25	9.999999	“Mortgage Insurance Company Name” > 0	>= 0 to <= 1
140	MI: Lender or Borrower Paid?	An indicator of whether mortgage insurance is paid by the borrower or the lender.	Mortgage Insurance	Numeric – Integer	1	99	“Mortgage Insurance Company Name” > 0	See Coding	1 = Borrower-Paid 2 = Lender- Paid 99 = Unknown
141	Pool Insurance Co. Name	Name of pool insurance provider.	Mortgage Insurance	Numeric – Integer	8	99	Always	See Coding	See Appendix G
142	Pool Insurance Stop Loss %	The aggregate amount that a pool insurer will pay, calculated as a percentage of the pool balance.	Mortgage Insurance	Numeric – Decimal	0.25	9.999999	Pool MI Company > 0	>= 0 to <= 1
143	MI Certificate Number	The unique number assigned to each individual loan insured under an MI policy.	Mortgage Insurance	Text	123456789G	X(20)	MI Company > 0	UNK = Unknown
144	Updated DTI (Front-end)	Updated front-end DTI ratio (total monthly housing expense divided by total monthly income) used to qualify the loan modification.	Loan Modifications (Pertains only to loans modified for loss mitigation purposes)	Numeric – Decimal	0.35	9.999999	Modified Loans Only	>= 0 and >= 1
145	Updated DTI (Back-end)	Updated back-end DTI ratio (total monthly debt expense divided by total monthly income) used to qualify the loan modification.	Loan Modifications (Pertains only to loans modified for loss mitigation purposes)	Numeric – Decimal	0.35	9.999999	Modified Loans Only	>= 0 and >= 1
146	Modification Effective Payment Date	Date of first payment due post modification.	Loan Modifications (Pertains only to loans modified for loss mitigation purposes)	Date	20090914	YYYYMMDD	Modified Loans Only	“19010101” if unknown
147	Total Capitalized Amount	Amount added to the principal balance of a loan due to the modification.	Loan Modifications (Pertains only to loans modified for loss mitigation purposes)	Numeric – Decimal	12000	9(10).99	Modified Loans Only	>= 0
148	Total Deferred Amount	Any non-interest-bearing deferred amount (e.g., principal, interest and fees).	Loan Modifications (Pertains only to loans modified for loss mitigation purposes)	Numeric – Decimal	12000	9(10).99	Modified Loans Only	>= 0
149	Pre-Modification Interest (Note) Rate	Scheduled Interest Rate Of The Loan Immediately Preceding The Modification Effective Payment Date.	Loan Modifications (Pertains only to loans modified for loss mitigation purposes)	Numeric – Decimal	0.075	9.999999	Modified Loans Only	>= 0 to <= 1
150	Pre-Modification P&I Payment	Scheduled Total Principal And Interest Payment Amount Preceding The Modification Effective Payment Date – or if servicer is no longer advancing P&I, the payment that would be in effect if the loan were current.	Loan Modifications (Pertains only to loans modified for loss mitigation purposes)	Numeric – Decimal	2310.57	9(10).99	Modified Loans Only	> 0
151	Pre-Modification Initial Interest Rate Change Downward Cap	Maximum amount the rate can adjust downward on the first interest rate adjustment date (prior to modification) – Only provide if the rate floor is modified.	Loan Modifications (Pertains only to loans modified for loss mitigation purposes)	Numeric – Decimal	0.015	9.999999	Modified Loans Only	>= 0 to <= 1
152	Pre-Modification Subsequent Interest Rate Cap	Maximum increment the rate can adjust upward AFTER the initial rate adjustment (prior to modification) – Only provide if the Cap is modified.	Loan Modifications (Pertains only to loans modified for loss mitigation purposes)	Numeric – Decimal	0.015	9.999999	Modified Loans Only	>= 0 to <= 1
153	Pre-Modification Next Interest Rate Change Date	Next Interest Reset Date Under The Original Terms Of The Loan (one month prior to new payment due date).	Loan Modifications (Pertains only to loans modified for loss mitigation purposes)	Date	20090914	YYYYMMDD	Modified Loans Only	“19010101” if unknown
154	Pre-Modification I/O Term	Interest Only Term (in months) preceding The Modification Effective Payment Date.	Loan Modifications (Pertains only to loans modified for loss mitigation purposes)	Numeric – Integer	36	999	Modified Loans Only	>= 0 to <= 120
155	Forgiven Principal Amount	The sum total of all principal balance reductions (as a result of loan modification) over the life of the loan.	Loan Modifications (Pertains only to loans modified for loss mitigation purposes)	Numeric – Decimal	12000	9(10).99	Modified Loans Only	>= 0
156	Forgiven Interest Amount	The sum total of all interest incurred and forgiven (as a result of loan modification) over the life of the loan.	Loan Modifications (Pertains only to loans modified for loss mitigation purposes)	Numeric – Decimal	12000	9(10).99	Modified Loans Only	>= 0
157	Number of Modifications	The number of times the loan has been modified.	Loan Modifications (Pertains only to loans modified for loss mitigation purposes)	Numeric – Integer	1	9	Modified Loans Only	>= 0
158	Cash To/From Brrw at Closing	Indicates the amount of cash the borrower(s) paid into or received at closing. [HUD-1 Bottom Line] + [Earnest money] + [Paid Outside Closing Items]		Numeric – Decimal	100000.01	9(10).99
159	Brrw - Yrs at in Industry	Number of years the primary borrower has been working in their current industry		Numeric – Decimal	9.9	9.999999
160	CoBrrw - Yrs at in Industry	Number of years the co-borrower has been working in their current industry		Numeric – Decimal	8	9.999999
161	Junior Mortgage Drawn Amount	Applicable if the subject loan is a first mortgage. At the time of origination for the subject loan, the sum of the outstanding balance(s) for any junior mortgages (HELOCs and closed-end).		Numeric – Decimal	100000.01	9(10).99
162	Maturity Date	Maturity date of mortgage		Date	20420501	YYYYMMDD
163	Primary Borrower Wage Income (Salary)	The primary borrower's salary wage income		Numeric – Decimal	10000.44	9(10).99
164	Primary Borrower Wage Income (Bonus)	The primary borrower's bonus wage income		Numeric – Decimal	10000.44	9(10).99
165	Primary Borrower Wage Income (Commission)	The primary borrower's commission wage income		Numeric – Decimal	10000.44	9(10).99
166	Co-Borrower Wage Income (Salary)	The coborrower's salary wage income		Numeric – Decimal	10000.44	9(10).99
167	Co-Borrower Wage Income (Bonus)	The coborrower's bonus wage income		Numeric – Decimal	10000.44	9(10).99
168	Co-Borrower Wage Income (Commission)	The coborrower's commission wage income		Numeric – Decimal	10000.44	9(10).99
169	Originator Doc Code	Documentation Code value as presented by the seller.		Text	Full	XXXX
170	RWT Income Verification	Internal Redwood Derived field. Due Diligence / Trade Desk derived value indicating the level of primary borrower asset verification		Text	2 Years	XXXX
171	RWT Asset Verification	Internal Redwood Derived field. Due Diligence / Trade Desk derived value indicating the level of primary borrower Income verification		Text	2 Months	XXXX
MH-1	Real Estate Interest	Indicates whether the property on which the manufactured home is situated is owned outright or subject to the terms of a short- or long-term lease. (A long-term lease is defined as a lease whose term is greater than or equal to the loan term.)	Manufactured Housing	Numeric – Integer	2	99	Manufactured Housing Loans Only	See Coding	1 = Owned 2 = Short-term lease 3 = Long-term lease 99 = Unavailable
MH-2	Community Ownership Structure	If the manufactured home is situated in a community, a means of classifying ownership of the community.	Manufactured Housing	Numeric – Integer	2	99	Manufactured Housing Loans Only	See Coding	1 = Public Institutional 2 = Public Non-Institutional 3 = Private Institutional 4 = Private Non-Institutional 5 = HOA-Owned 6 = Non-Community 99 = Unavailable
MH-3	Year of Manufacture	The year in which the home was manufactured (Model Year -- YYYY Format). Required only in cases where a full appraisal is not provided.	Manufactured Housing	Numeric – Integer	2006	YYYY	Manufactured Housing Loans Only	1901 = Unavailable
MH-4	HUD Code Compliance Indicator (Y/N)	Indicates whether the home was constructed in accordance with the 1976 HUD code. In general, homes manufactured after 1976 comply with this code.	Manufactured Housing	Numeric – Integer	1	9	Manufactured Housing Loans Only	See Codes	0 = No 1 = Yes 99 = Unavailable
MH-5	Gross Manufacturer’s Invoice Price	The total amount that appears on the manufacturer’s invoice (typically includes intangible costs such as transportation, association, on-site setup, service and warranty costs, taxes, dealer incentives, and other fees).	Manufactured Housing	Numeric – Decimal	72570.62	9(10).99	Manufactured Housing Loans Only	>= 0
MH-6	LTI (Loan-to-Invoice) Gross	The ratio of the loan amount divided by the Gross Manufacturer’s Invoice Price (Field MH-5).	Manufactured Housing	Numeric – Decimal	0.75	9.999999	Manufactured Housing Loans Only	>= 0 to <= 1
MH-7	Net Manufacturer’s Invoice Price	The Gross Manufacturer’s Invoice Price (Field MH-5) minus intangible costs, including: transportation, association, on-site setup, service, and warranty costs, taxes, dealer incentives, and other fees.	Manufactured Housing	Numeric – Decimal	61570.62	9(10).99	Manufactured Housing Loans Only	>= 0
MH-8	LTI (Net)	The ratio of the loan amount divided by the Net Manufacturer’s Invoice Price (Field MH-7).	Manufactured Housing	Numeric – Decimal	0.62	9.999999	Manufactured Housing Loans Only	>= 0 to <= 1
MH-9	Manufacturer Name	The manufacturer of the subject property. (To be applied only in cases where no appraised value/other type of property valuation is available.)	Manufactured Housing	Text	“XYZ Corp”	Char (100)	Manufactured Housing Loans Only (where no appraised value is provided)	MH Manufacturer name in double quotation marks
MH-10	Model Name	The model name of the subject property. (To be applied only in cases where no appraised value/other type of property valuation is available.)	Manufactured Housing	Text	“DX5-916-X”	Char (100)	Manufactured Housing Loans Only (where no appraised value is provided)	MH Model name in double quotation marks
MH-11	Down Payment Source	An indicator of the source of the down payment used by the borrower to acquire the property and qualify for the mortgage.	Manufactured Housing	Numeric – Integer	2	99	Manufactured Housing Loans Only	See Codes	1 = Cash 2 = Proceeds from trade in 3 = Land in Lieu 4 = Other 99 = Unavailable
MH-12	Community/Related Party Lender (Y/N)	An indicator of whether the loan was made by the community owner, an affiliate of the community owner or the owner of the real estate upon which the collateral is located.	Manufactured Housing	Numeric – Integer	1	99	Manufactured Housing Loans Only	See Codes	0 = No 1 = Yes 99 = Unavailable
MH-13	Defined Underwriting Criteria (Y/N)	An indicator of whether the loan was made in accordance with a defined and/or standardized set of underwriting criteria.	Manufactured Housing	Numeric – Integer	1	99	Manufactured Housing Loans Only	See Codes	0 = No 1 = Yes 99 = Unavailable
MH-14	Chattel Indicator	An Indicator of whether the secured property is classified as chattel or Real Estate.	Manufactured Housing	Numeric – Integer	1	99	Manufactured Housing Loans Only	See Codes	0 = Real Estate 1 = Chattel 99 = Unavailable

ATTACHMENT 2

SALE AND SERVICING AGREEMENT

See Exhibit 10.4 to Form 8-K filed by the Issuing Entity on October 30, 2012

EXHIBIT D-3

INITIAL AUTHORIZED REPRESENTATIVES OF THE SERVICER

Name	Title	Specimen Signature

EXHIBIT F

REQUEST FOR RELEASE OF DOCUMENTS

To:	Wells Fargo Bank, N.A.	Date: _______________

751 Kasota Avenue

Minneapolis, MN 55414

Attn: WFDC Release Department.

Re:	Custodial Agreement, dated as of October 1, 2012, among Christiana Trust, a division of Wilmington Savings Fund Society, FSB, as Trustee, Wells Fargo Bank, N.A., as Custodian, Sequoia Residential Funding, Inc., as Depositor, and Redwood Residential Acquisition Corporation, as Seller

In connection with the administration of the Mortgage Loans held by you as Custodian for the Trustee pursuant to the above-captioned Custodial Agreement, we request the release of the Custodian’s Mortgage File for the Mortgage Loan described below, for the reason indicated.

Mortgage Loan Number:	Investor Number:

Mortgagor Name, Address & Zip Code:	Pool Number:

Reason for Requesting Documents (check one):

_______ 1. Mortgage Paid in Full

_______ 2. Foreclosure

_______ 3. Substitution

_______ 4. Other Liquidation

_______ 5. Non-liquidation	Reason:__________________

For CMI Use Only:_____________

By:____________________________________________
(Authorized Signature)

Printed Name ___________________________________

Servicer Name:______________________________

Ship To Address: ________________________________

__________________________________

Phone: ______ ________________

Custodian

Please acknowledge the execution of the above request by your signature and date below:

Date
Signature

Documents returned to Custodian:

Date
Custodian

EXHIBIT 10

FORM OF MONTHLY LOSS REPORT

Exhibit :Calculation of Realized Loss/Gain Form 332– Instruction Sheet

NOTE: Do not net or combine items. Show all expenses individually and all credits as separate line items. Claim packages are due on the remittance report date. Late submissions may result in claims not being passed until the following month. The Servicer is responsible to remit all funds pending loss approval and /or resolution of any disputed items.

The numbers on the 332 form correspond with the numbers listed below.

Liquidation and Acquisition Expenses:

1.	The Actual Unpaid Principal Balance of the Mortgage Loan. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

2.	The Total Interest Due less the aggregate amount of servicing fee that would have been earned if all delinquent payments had been made as agreed. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.
3.	Accrued Servicing Fees based upon the Scheduled Principal Balance of the Mortgage Loan as calculated on a monthly basis. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.
4-12.	Complete as applicable. Required documentation:

*  For taxes and insurance advances – see page 2 of 332 form - breakdown required showing period of coverage, base tax, interest, penalty. Advances prior to default require evidence of servicer efforts to recover advances.

 *  For escrow advances - complete payment history (to calculate advances from last positive escrow balance forward)

*  Other expenses -  copies of corporate advance history showing all payments

*  REO repairs > $1500 require explanation

*  REO repairs >$3000 require evidence of at least 2 bids.

*  Short Sale or Charge Off require P&L supporting the decision and WFB’s approved Officer Certificate

* Unusual or extraordinary items may require further documentation.

13.	The total of lines 1 through 12.

Credits:

14-21.         Complete as applicable. Required documentation:

* Copy of the HUD 1 from the REO sale. If a 3rd Party Sale, bid instructions and Escrow Agent / Attorney Letter of Proceeds Breakdown.

*  Copy of EOB for any MI or gov't guarantee

*  All other credits need to be clearly defined on the 332 form

22.	The total of lines 14 through 21.

Please be advised that failure to comply with ANY or all of the guidelines entailed herein may result in issuance of late reporting fees.

© Copyright Wells Fargo Bank, Corporate Trust Services

Contact us with Reporting Questions: CTSDefaultSRG@WellsFargo.com

Please Note: For HUD/VA loans, use line (18a) for Part A/Initial proceeds and line (18b) for Part B/Supplemental proceeds.

Total Realized Loss (or Amount of Any Gain)

23.	The total derived from subtracting line 22 from 13. If the amount represents a realized gain, show the amount in parenthesis ( ).

Please be advised that failure to comply with ANY or all of the guidelines entailed herein may result in issuance of late reporting fees.

© Copyright Wells Fargo Bank, Corporate Trust Services

Contact us with Reporting Questions: CTSDefaultSRG@WellsFargo.com

Exhibit 3A: Calculation of Realized Loss/Gain Form 332

Prepared by: __________________	Date: _______________
Phone: ______________________	Email Address:_____________________

Servicer Loan No.	Servicer Name	Servicer Address

WELLS FARGO BANK, N.A. Loan No._____________________________

Borrower's Name: _________________________________________________________

Property Address: _________________________________________________________

Liquidation Type: REO Sale	3rd Party Sale	Short Sale	Charge Off

Was this loan granted a Bankruptcy deficiency or cramdown	Yes	No

If “Yes”, provide deficiency or cramdown amount _______________________________

Liquidation and Acquisition Expenses:

(1)	Actual Unpaid Principal Balance of Mortgage Loan	$ ______________	(1)
(2)	Interest accrued at Net Rate	________________	(2)
(3)	Accrued Servicing Fees	________________	(3)
(4)	Attorney's Fees	________________	(4)
(5)	Taxes (see page 2)	________________	(5)
(6)	Property Maintenance	________________	(6)
(7)	MI/Hazard Insurance Premiums (see page 2)	________________	(7)
(8)	Utility Expenses	________________	(8)
(9)	Appraisal/BPO	________________	(9)
(10)	Property Inspections	________________	(10)
(11)	FC Costs/Other Legal Expenses	________________	(11)

Please be advised that failure to comply with ANY or all of the guidelines entailed herein may result in issuance of late reporting fees.

© Copyright Wells Fargo Bank, Corporate Trust Services

Contact us with Reporting Questions: CTSDefaultSRG@WellsFargo.com

(12)	Other (itemize)	________________	(12)
	Cash for Keys__________________________	________________	(12)
	HOA/Condo Fees_______________________	________________	(12)
	______________________________________	________________	(12)

	Total Expenses	$ _______________	(13)
Credits:
(14)	Escrow Balance	$ _______________	(14)
(15)	HIP Refund	________________	(15)
(16)	Rental Receipts	________________	(16)
(17)	Hazard Loss Proceeds	________________	(17)
(18)	Primary Mortgage Insurance / Gov’t Insurance	________________	(18a) HUD Part A
		_______________	(18b) HUD Part B
(19)	Pool Insurance Proceeds	________________	(19)
(20)	Proceeds from Sale of Acquired Property	________________	(20)
(21)	Other (itemize)	________________	(21)
	_________________________________________	________________	(21)

	Total Credits	$________________	(22)
Total Realized Loss (or Amount of Gain)		$________________	(23)

Please be advised that failure to comply with ANY or all of the guidelines entailed herein may result in issuance of late reporting fees.

© Copyright Wells Fargo Bank, Corporate Trust Services

Contact us with Reporting Questions: CTSDefaultSRG@WellsFargo.com

Escrow Disbursement Detail

Type (Tax /Ins.)	Date Paid	Period of Coverage	Total Paid	Base Amount	Penalties	Interest

Please be advised that failure to comply with ANY or all of the guidelines entailed herein may result in issuance of late reporting fees.

© Copyright Wells Fargo Bank, Corporate Trust Services

Contact us with Reporting Questions: CTSDefaultSRG@WellsFargo.com

EXHIBIT 11

FORM OF DELINQUENCY REPORTING

Please be advised that failure to comply with ANY or all of the guidelines entailed herein may result in issuance of late reporting fees.

© Copyright Wells Fargo Bank, Corporate Trust Services

Contact us with Reporting Questions: CTSDefaultSRG@WellsFargo.com

Exhibit : Standard File Layout – Delinquency Reporting

*The column/header names in bold are the minimum fields Wells Fargo must receive from every Servicer

Column/Header Name	Description	Decimal	Format Comment
SERVICER_LOAN_NBR	A unique number assigned to a loan by the Servicer. This may be different than the LOAN_NBR
LOAN_NBR	A unique identifier assigned to each loan by the originator.
CLIENT_NBR	Servicer Client Number
SERV_INVESTOR_NBR	Contains a unique number as assigned by an external servicer to identify a group of loans in their system.
BORROWER_FIRST_NAME	First Name of the Borrower.
BORROWER_LAST_NAME	Last name of the borrower.
PROP_ADDRESS	Street Name and Number of Property
PROP_STATE	The state where the property located.
PROP_ZIP	Zip code where the property is located.
BORR_NEXT_PAY_DUE_DATE	The date that the borrower's next payment is due to the servicer at the end of processing cycle, as reported by Servicer.		MM/DD/YYYY
LOAN_TYPE	Loan Type (i.e. FHA, VA, Conv)
BANKRUPTCY_FILED_DATE	The date a particular bankruptcy claim was filed.		MM/DD/YYYY
BANKRUPTCY_CHAPTER_CODE	The chapter under which the bankruptcy was filed.
BANKRUPTCY_CASE_NBR	The case number assigned by the court to the bankruptcy filing.
POST_PETITION_DUE_DATE	The payment due date once the bankruptcy has been approved by the courts		MM/DD/YYYY
BANKRUPTCY_DCHRG_DISM_DATE	The Date The Loan Is Removed From Bankruptcy. Either by Dismissal, Discharged and/or a Motion For Relief Was Granted.		MM/DD/YYYY
LOSS_MIT_APPR_DATE	The Date The Loss Mitigation Was Approved By The Servicer		MM/DD/YYYY
LOSS_MIT_TYPE	The Type Of Loss Mitigation Approved For A Loan Such As;
LOSS_MIT_EST_COMP_DATE	The Date The Loss Mitigation /Plan Is Scheduled To End/Close		MM/DD/YYYY
LOSS_MIT_ACT_COMP_DATE	The Date The Loss Mitigation Is Actually Completed		MM/DD/YYYY

Please be advised that failure to comply with ANY or all of the guidelines entailed herein may result in issuance of late reporting fees.

© Copyright Wells Fargo Bank, Corporate Trust Services

Contact us with Reporting Questions: CTSDefaultSRG@WellsFargo.com

FRCLSR_APPROVED_DATE	The date DA Admin sends a letter to the servicer with instructions to begin foreclosure proceedings.		MM/DD/YYYY
ATTORNEY_REFERRAL_DATE	Date File Was Referred To Attorney to Pursue Foreclosure		MM/DD/YYYY
FIRST_LEGAL_DATE	Notice of 1st legal filed by an Attorney in a Foreclosure Action		MM/DD/YYYY
FRCLSR_SALE_EXPECTED_DATE	The date by which a foreclosure sale is expected to occur.		MM/DD/YYYY
FRCLSR_SALE_DATE	The actual date of the foreclosure sale.		MM/DD/YYYY
FRCLSR_SALE_AMT	The amount a property sold for at the foreclosure sale.	2	No commas(,) or dollar signs ($)
EVICTION_START_DATE	The date the servicer initiates eviction of the borrower.		MM/DD/YYYY
EVICTION_COMPLETED_DATE	The date the court revokes legal possession of the property from the borrower.		MM/DD/YYYY
LIST_PRICE	The price at which an REO property is marketed.	2	No commas(,) or dollar signs ($)
LIST_DATE	The date an REO property is listed at a particular price.		MM/DD/YYYY
OFFER_AMT	The dollar value of an offer for an REO property.	2	No commas(,) or dollar signs ($)
OFFER_DATE_TIME	The date an offer is received by DA Admin or by the Servicer.		MM/DD/YYYY
REO_CLOSING_DATE	The date the REO sale of the property is scheduled to close.		MM/DD/YYYY
REO_ACTUAL_CLOSING_DATE	Actual Date Of REO Sale		MM/DD/YYYY
OCCUPANT_CODE	Classification of how the property is occupied.
PROP_CONDITION_CODE	A code that indicates the condition of the property.
PROP_INSPECTION_DATE	The date a property inspection is performed.		MM/DD/YYYY
APPRAISAL_DATE	The date the appraisal was done.		MM/DD/YYYY
CURR_PROP_VAL	The current "as is" value of the property based on brokers price opinion or appraisal.	2
REPAIRED_PROP_VAL	The amount the property would be worth if repairs are completed pursuant to a broker's price opinion or appraisal.	2

Please be advised that failure to comply with ANY or all of the guidelines entailed herein may result in issuance of late reporting fees.

© Copyright Wells Fargo Bank, Corporate Trust Services

Contact us with Reporting Questions: CTSDefaultSRG@WellsFargo.com

If applicable:
DELINQ_STATUS_CODE	FNMA Code Describing Status of Loan
DELINQ_REASON_CODE	The circumstances which caused a borrower to stop paying on a loan. Code indicates the reason why the loan is in default for this cycle.
MI_CLAIM_FILED_DATE	Date Mortgage Insurance Claim Was Filed With Mortgage Insurance Company.		MM/DD/YYYY
MI_CLAIM_AMT	Amount of Mortgage Insurance Claim Filed		No commas(,) or dollar signs ($)
MI_CLAIM_PAID_DATE	Date Mortgage Insurance Company Disbursed Claim Payment		MM/DD/YYYY
MI_CLAIM_AMT_PAID	Amount Mortgage Insurance Company Paid On Claim	2	No commas(,) or dollar signs ($)
POOL_CLAIM_FILED_DATE	Date Claim Was Filed With Pool Insurance Company		MM/DD/YYYY
POOL_CLAIM_AMT	Amount of Claim Filed With Pool Insurance Company	2	No commas(,) or dollar signs ($)
POOL_CLAIM_PAID_DATE	Date Claim Was Settled and The Check Was Issued By The Pool Insurer		MM/DD/YYYY
POOL_CLAIM_AMT_PAID	Amount Paid On Claim By Pool Insurance Company	2	No commas(,) or dollar signs ($)
FHA_PART_A_CLAIM_FILED_DATE	Date FHA Part A Claim Was Filed With HUD		MM/DD/YYYY
FHA_PART_A_CLAIM_AMT	Amount of FHA Part A Claim Filed	2	No commas(,) or dollar signs ($)
FHA_PART_A_CLAIM_PAID_DATE	Date HUD Disbursed Part A Claim Payment		MM/DD/YYYY
FHA_PART_A_CLAIM_PAID_AMT	Amount HUD Paid on Part A Claim	2	No commas(,) or dollar signs ($)
FHA_PART_B_CLAIM_FILED_DATE	Date FHA Part B Claim Was Filed With HUD		MM/DD/YYYY
FHA_PART_B_CLAIM_AMT	Amount of FHA Part B Claim Filed	2	No commas(,) or dollar signs ($)
FHA_PART_B_CLAIM_PAID_DATE	Date HUD Disbursed Part B Claim Payment		MM/DD/YYYY
FHA_PART_B_CLAIM_PAID_AMT	Amount HUD Paid on Part B Claim	2	No commas(,) or dollar signs ($)

Please be advised that failure to comply with ANY or all of the guidelines entailed herein may result in issuance of late reporting fees.

© Copyright Wells Fargo Bank, Corporate Trust Services

Contact us with Reporting Questions: CTSDefaultSRG@WellsFargo.com

VA_CLAIM_FILED_DATE	Date VA Claim Was Filed With the Veterans Admin		MM/DD/YYYY
VA_CLAIM_PAID_DATE	Date Veterans Admin. Disbursed VA Claim Payment		MM/DD/YYYY
VA_CLAIM_PAID_AMT	Amount Veterans Admin. Paid on VA Claim	2	No commas(,) or dollar signs ($)
MOTION_FOR_RELIEF_DATE	The date the Motion for Relief was filed	10	MM/DD/YYYY
FRCLSR_BID_AMT	The foreclosure sale bid amount	11	No commas(,) or dollar signs ($)
FRCLSR_SALE_TYPE	The foreclosure sales results: REO, Third Party, Conveyance to HUD/VA
REO_PROCEEDS	The net proceeds from the sale of the REO property.		No commas(,) or dollar signs ($)
BPO_DATE	The date the BPO was done.
CURRENT_FICO	The current FICO score
HAZARD_CLAIM_FILED_DATE	The date the Hazard Claim was filed with the Hazard Insurance Company.	10	MM/DD/YYYY
HAZARD_CLAIM_AMT	The amount of the Hazard Insurance Claim filed.	11	No commas(,) or dollar signs ($)
HAZARD_CLAIM_PAID_DATE	The date the Hazard Insurance Company disbursed the claim payment.	10	MM/DD/YYYY
HAZARD_CLAIM_PAID_AMT	The amount the Hazard Insurance Company paid on the claim.	11	No commas(,) or dollar signs ($)
ACTION_CODE	Indicates loan status		Number
NOD_DATE			MM/DD/YYYY
NOI_DATE			MM/DD/YYYY
ACTUAL_PAYMENT_PLAN_START_DATE			MM/DD/YYYY
ACTUAL_PAYMENT_ PLAN_END_DATE
ACTUAL_REO_START_DATE			MM/DD/YYYY
REO_SALES_PRICE			Number
REALIZED_LOSS/GAIN	As defined in the Servicing Agreement		Number

Exhibit 2: Standard File Codes – Delinquency Reporting

The Loss Mit Type field should show the approved Loss Mitigation Code as follows:

•	ASUM-	Approved Assumption
•	BAP-	Borrower Assistance Program
•	CO-	Charge Off
•	DIL-	Deed-in-Lieu
•	FFA-	Formal Forbearance Agreement

•	MOD-	Loan Modification
•	PRE-	Pre-Sale

Please be advised that failure to comply with ANY or all of the guidelines entailed herein may result in issuance of late reporting fees.

© Copyright Wells Fargo Bank, Corporate Trust Services

Contact us with Reporting Questions: CTSDefaultSRG@WellsFargo.com

•	SS-	Short Sale
•	MISC-	Anything else approved by the PMI or Pool Insurer

NOTE: Wells Fargo Bank will accept alternative Loss Mitigation Types to those above, provided that they are consistent with industry standards. If Loss Mitigation Types other than those above are used, the Servicer must supply Wells Fargo Bank with a description of each of the Loss Mitigation Types prior to sending the file.

The Occupant Code field should show the current status of the property code as follows:

•	Mortgagor
•	Tenant
•	Unknown
•	Vacant

The Property Condition field should show the last reported condition of the property as follows:

•	Damaged
•	Excellent
•	Fair
•	Gone
•	Good
•	Poor
•	Special Hazard
•	Unknown

Please be advised that failure to comply with ANY or all of the guidelines entailed herein may result in issuance of late reporting fees.

© Copyright Wells Fargo Bank, Corporate Trust Services

Contact us with Reporting Questions: CTSDefaultSRG@WellsFargo.com

Exhibit 2: Standard File Codes – Delinquency Reporting, Continued

The FNMA Delinquent Reason Code field should show the Reason for Delinquency as follows:

Delinquency Code	Delinquency Description
001	FNMA-Death of principal mortgagor
002	FNMA-Illness of principal mortgagor
003	FNMA-Illness of mortgagor’s family member
004	FNMA-Death of mortgagor’s family member
005	FNMA-Marital difficulties
006	FNMA-Curtailment of income
007	FNMA-Excessive Obligation
008	FNMA-Abandonment of property
009	FNMA-Distant employee transfer
011	FNMA-Property problem
012	FNMA-Inability to sell property
013	FNMA-Inability to rent property
014	FNMA-Military Service
015	FNMA-Other
016	FNMA-Unemployment
017	FNMA-Business failure
019	FNMA-Casualty loss
022	FNMA-Energy environment costs
023	FNMA-Servicing problems
026	FNMA-Payment adjustment
027	FNMA-Payment dispute
029	FNMA-Transfer of ownership pending
030	FNMA-Fraud
031	FNMA-Unable to contact borrower
INC	FNMA-Incarceration

Please be advised that failure to comply with ANY or all of the guidelines entailed herein may result in issuance of late reporting fees.

© Copyright Wells Fargo Bank, Corporate Trust Services

Contact us with Reporting Questions: CTSDefaultSRG@WellsFargo.com

Exhibit 2: Standard File Codes – Delinquency Reporting, Continued

The FNMA Delinquent Status Code field should show the Status of Default as follows:

Status Code	Status Description
09	Forbearance
17	Pre-foreclosure Sale Closing Plan Accepted
24	Government Seizure
26	Refinance
27	Assumption
28	Modification
29	Charge-Off
30	Third Party Sale
31	Probate
32	Military Indulgence
43	Foreclosure Started
44	Deed-in-Lieu Started
49	Assignment Completed
61	Second Lien Considerations
62	Veteran’s Affairs-No Bid
63	Veteran’s Affairs-Refund
64	Veteran’s Affairs-Buydown
65	Chapter 7 Bankruptcy
66	Chapter 11 Bankruptcy
67	Chapter 13 Bankruptcy

Please be advised that failure to comply with ANY or all of the guidelines entailed herein may result in issuance of late reporting fees.

© Copyright Wells Fargo Bank, Corporate Trust Services

Contact us with Reporting Questions: CTSDefaultSRG@WellsFargo.com